SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 2-88116)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 97	[X]
and

REGISTRATION STATEMENT (NO. 811-03916) UNDER THE INVESTMENT COMPANY ACT
OF 1940
Amendment No. 100	[X]

VANGUARD SPECIALIZED FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[ X] on May 25, 2018, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on(date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Dividend Growth Fund
Prospectus

May 25, 2018

Investor Shares
Vanguard Dividend Growth Fund Investor Shares (VDIGX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	20
More on the Fund	5	Purchasing Shares	20
The Fund and Vanguard	11	Redeeming Shares	23
Investment Advisor	12	Exchanging Shares	27
Dividends, Capital Gains, and Taxes	13	Frequent-Trading Limitations	27
Share Price	16	Other Rules You Should Know	29
Financial Highlights	18	Fund and Account Updates	34
		Employer-Sponsored Plans	35
		Contacting Vanguard	36
		Additional Information	37
		Glossary of Investment Terms	38

Fund Summary

Investment Objective

The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to be diversified across industry sectors.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Dividend Growth Fund Investor Shares1

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.91% (quarter ended December 31, 2011), and the lowest return for a quarter was –17.10% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Dividend Growth Fund Investor Shares
Return Before Taxes	19.33%	14.14%	8.98%
Return After Taxes on Distributions	17.83	13.07	8.29
Return After Taxes on Distributions and Sale of Fund Shares	12.02	11.18	7.24
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Index	21.69%	15.71%	8.59%
Dividend Growth Spliced Index	22.29	13.80	7.48
NASDAQ US Dividend Achievers Select Index	22.29	13.80	8.65

3

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2006.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Dividend Growth Fund’s expense ratio would be
0.26%, or $2.60 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2017 was 1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters
Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

5

Market Exposure

The Fund will invest predominantly in dividend-paying large-cap stocks that offer the potential for attractive dividend and earnings growth over the long term.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $90.5 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

6

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Wellington Management Company LLP (Wellington Management), advisor to the Fund, selects securities from a diverse group of industries, focusing on companies that have a history of paying a stable or increasing dividend. Stocks of companies that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

In addition to investing in dividend-paying large-capitalization stocks, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest a limited portion, up to 25%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

7

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory

8

conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because

9

frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

10

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

11

Investment Advisor

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability company. As of January 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the NASDAQ US Dividend Achievers Select Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended January 31, 2018, the advisory fee represented an effective annual rate of 0.13% of the Fund’s average net assets before a performance-based decrease of 0.01%.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended January 31.

12

The manager primarily responsible for the day-to-day management of the Fund is:

Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has managed investment portfolios since joining Wellington Management in 2002, and has managed the Fund since 2006. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

13

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

14

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

15

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

16

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2018 with a net asset value (share price) of $23.72 per share. During the year, the Fund earned $0.514 per share from investment income (interest and dividends) and $4.985 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.369 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $27.85, reflecting earnings of $5.499 per share and distributions of $1.369 per share. This was an increase of $4.13 per share (from $23.72 at the beginning of the year to $27.85 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 23.65% for the year.

As of January 31, 2018, the Fund had approximately $35 billion in net assets. For the year, its expense ratio was 0.26% ($2.60 per $1,000 of net assets), and its net investment income amounted to 2% of its average net assets. The Fund sold and replaced securities valued at 15% of its net assets.

18

Dividend Growth Fund

			Year Ended January 31,
For a Share Outstanding
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.72	$21.78	$22.47	$20.45	$17.52
Investment Operations
Net Investment Income	.514[1]	.446	.442	.430	.385
Net Realized and Unrealized Gain (Loss)
on Investments	4.985	2.165	.145	2.378	3.033
Total from Investment Operations	5.499	2.611	.587	2.808	3.418
Distributions
Dividends from Net Investment Income	(.509)	(.450)	(.432)	(.440)	(.384)
Distributions from Realized Capital Gains	(.860)	(.221)	(.845)	(.348)	(.104)
Total Distributions	(1.369)	(.671)	(1.277)	(.788)	(.488)
Net Asset Value, End of Period	$27.85	$23.72	$21.78	$22.47	$20.45
Total Return[2]	23.65%	12.06%	2.44%	13.69%	19.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,706	$30,633	$25,632	$23,067	$19,137
Ratio of Total Expenses to
Average Net Assets[3]	0.26%	0.30%	0.33%	0.32%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.93%	1.95%	1.94%	2.03%
Portfolio Turnover Rate	15%	27%	26%	23%	18%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, 0.04%, 0.03%, and 0.02%.

19

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

20

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—57).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net

21

asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter

22

checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

23

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption

24

proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer

25

settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

26

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

27

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

28

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

29

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

30

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

31

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

32

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

33

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

34

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Dividend Growth Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

35

Contacting Vanguard Web Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

Client Services 800-662-2739

(Text telephone for people with hearing impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

Institutional Division 888-809-8102

Financial Advisor and Intermediary Sales Support 800-997-2798

For fund and service information For literature requests

For account information

For most account transactions

For information and services for participants in employer- sponsored plans

For information and services for large institutional investors

For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

36

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Dividend Growth Fund	5/15/1992	DividGro	57	921908604

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

37

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dividend Growth Spliced Index. An index that reflects performance of the Russell 1000 Index through January 31, 2010, and the NASDAQ US Dividend Achievers Select Index thereafter.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NASDAQ US Dividend Achievers Select Index. An index that tracks U.S. common stocks with a record of increasing dividends for at least ten consecutive years, excluding real estate investment trusts (known as REITs) and companies that have low potential for dividend growth.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Russell 1000 Index. An index that measures the performance of the 1,000 largest

U.S. companies.

38

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

39

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Dividend Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447

Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 800-523-1188

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 057 052018

Vanguard Dividend Growth Fund
Prospectus

May 25, 2018

Investor Shares
Vanguard Dividend Growth Fund Investor Shares (VDIGX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	14
More on the Fund	5	General Information	16
The Fund and Vanguard	10	Glossary of Investment Terms	19
Investment Advisor	11
Taxes	12
Share Price	12

Fund Summary

Investment Objective

The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.26%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

1

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to be diversified across industry sectors.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

2

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Dividend Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –1.06%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.91% (quarter ended December 31, 2011), and the lowest return for a quarter was –17.10% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Dividend Growth Fund Investor Shares	19.33%	14.14%	8.98%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 1000 Index	21.69%	15.71%	8.59%
Dividend Growth Spliced Index	22.29	13.80	7.48
NASDAQ US Dividend Achievers Select Index	22.29	13.80	8.65

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2006.

Tax Information

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol <FLAG> throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

A Note About Investing in the Fund

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund‘s income annuity accounts’ performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities.
These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

5

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure

The Fund will invest predominantly in dividend-paying large-cap stocks that offer the potential for attractive dividend and earnings growth over the long term.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $90.5 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995

6

through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Wellington Management Company LLP (Wellington Management), advisor to the Fund, selects securities from a diverse group of industries, focusing on companies that have a history of paying a stable or increasing dividend. Stocks of companies that have reduced dividends in the past or are not currently paying dividends may be considered for inclusion in the Fund if the advisor believes that dividend growth is likely to be restored. Securities are selected based on a variety of factors, such as a company’s consistent effort to increase dividends over time while maintaining a target of profitability. The advisor is not constrained by a traditional value or growth mandate but is permitted sufficient style latitude to search a broad investment universe for quality stocks with attractive total return potential.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

In addition to investing in dividend-paying large-capitalization stocks, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest a limited portion, up to 25%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment,

7

measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In

8

doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days after the contract owner or annuitant has exchanged out of that fund contract.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

9

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

10

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability company. As of January 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the NASDAQ US Dividend Achievers Select Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended January 31, 2018, the advisory fee represented an effective annual rate of 0.13% of the Fund’s average net assets before a performance-based decrease of 0.01%.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in

11

writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent annual report to shareholders covering the fiscal year ended January 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has managed investment portfolios since joining Wellington Management in 2002, and has managed the Fund since 2006. Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the

12

extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

13

Financial Highlights

The following financial highlights table is intended to help you understand the Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2018 with a net asset value (share price) of $23.72 per share. During the year, the Fund earned $0.514 per share from investment income (interest and dividends) and $4.985 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.369 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $27.85, reflecting earnings of $5.499 per share and distributions of $1.369 per share. This was an increase of $4.13 per are (from $23.72 at the beginning of the year to $27.85 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 23.65% for the year.

As of January 31, 2018, the Fund had approximately $35 billion in net assets. For the year, its expense ratio was 0.26% ($2.60 per $1,000 of net assets), and its net investment income amounted to 2% of its average net assets. The Fund sold and replaced securities valued at 15% of its net assets.

14

Dividend Growth Fund

			Year Ended January 31,
For a Share Outstanding
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.72	$21.78	$22.47	$20.45	$17.52
Investment Operations
Net Investment Income	.514[1]	.446	.442	.430	.385
Net Realized and Unrealized Gain (Loss)
on Investments	4.985	2.165	.145	2.378	3.033
Total from Investment Operations	5.499	2.611	.587	2.808	3.418
Distributions
Dividends from Net Investment Income	(.509)	(.450)	(.432)	(.440)	(.384)
Distributions from Realized Capital Gains	(.860)	(.221)	(.845)	(.348)	(.104)
Total Distributions	(1.369)	(.671)	(1.277)	(.788)	(.488)
Net Asset Value, End of Period	$27.85	$23.72	$21.78	$22.47	$20.45
Total Return[2]	23.65%	12.06%	2.44%	13.69%	19.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,706	$30,633	$25,632	$23,067	$19,137
Ratio of Total Expenses to
Average Net Assets[3]	0.26%	0.30%	0.33%	0.32%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.93%	1.95%	1.94%	2.03%
Portfolio Turnover Rate	15%	27%	26%	23%	18%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, 0.04%, 0.03%, and 0.02%.

15

General Information

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (NYSE) is open for trading. The redemption price of shares will be the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund can postpone payment of redemption proceeds beyond seven calendar days or suspend the redemption right at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the

16

broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund‘s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the portfolio.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

17

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

18

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dividend Growth Spliced Index. An index that reflects performance of the Russell 1000 Index through January 31, 2010, and the NASDAQ US Dividend Achievers Select Index thereafter.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NASDAQ US Dividend Achievers Select Index. An index that tracks U.S. common stocks with a record of increasing dividends for at least ten consecutive years, excluding real estate investment trusts (known as REITs) and companies that have low potential for dividend growth.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Russell 1000 Index. An index that measures the performance of the 1,000 largest

U.S.	companies.

19

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

20

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Dividend Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 057A 052018

Vanguard Dividend Appreciation Index Fund
Prospectus

May 25, 2018

Investor Shares & Admiral™ Shares
Vanguard Dividend Appreciation Index Fund Investor Shares (VDAIX)
Vanguard Dividend Appreciation Index Fund Admiral Shares (VDADX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22
More on the Fund	7	Converting Shares	25
The Fund and Vanguard	13	Redeeming Shares	27
Investment Advisor	14	Exchanging Shares	31
Dividends, Capital Gains, and Taxes	15	Frequent-Trading Limitations	31
Share Price	17	Other Rules You Should Know	33
Financial Highlights	19	Fund and Account Updates	38
		Employer-Sponsored Plans	39
		Contacting Vanguard	40
		Additional Information	41
		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that have a record of increasing dividends over time.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.12%	0.07%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.01%
Total Annual Fund Operating Expenses	0.15%	0.08%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$15	$48	$85	$192
Admiral Shares	$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Nasdaq US Dividend Achievers Select Index, which consists of common stocks of companies that have a record of increasing dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Dividend Appreciation Index Fund Investor Shares1

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Dividend Appreciation Index Fund Investor Shares
Return Before Taxes	22.12%	13.62%	8.42%
Return After Taxes on Distributions	21.55	13.08	7.99
Return After Taxes on Distributions and Sale of Fund Shares	12.92	10.83	6.80
Nasdaq US Dividend Achievers Select Index
(reflects no deduction for fees, expenses, or taxes)	22.29%	13.80%	8.65%
		Since
		Inception
		(Dec. 19,
	1 Year	2013)
Vanguard Dividend Appreciation Index Fund Admiral Shares
Return Before Taxes	22.22%	10.69%
Nasdaq US Dividend Achievers Select Index
(reflects no deduction for fees, expenses, or taxes)	22.29%	10.77%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax

4

returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares and Admiral Shares. The Fund also issues ETF Shares (an exchange-traded class of shares), which are offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Dividend Appreciation Index Fund’s expense ratios would be as follows: for Investor Shares, 0.15%, or $1.50 per $1,000 of average net assets; for Admiral Shares, 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2017 was
1.03%, or $10.30 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund‘s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund‘s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

8

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the Nasdaq US Dividend Achievers Select Index ($288 million to $732 billion as of January 31, 2018). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders.

The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index and in approximately the same proportions.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

9

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor

10

redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will

11

be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

12

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

13

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The managers primarily responsible for the day-to-day management of the Fund are:

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.S., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

14

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

15

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

16

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing

17

bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

18

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2018 with a net asset value (share price) of $34.67 per share. During the year, each Investor Share earned $0.756 from investment income (interest and dividends) and $8.165 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.741 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $42.85, reflecting earnings of $8.921 per share and distributions of $0.741 per share. This was an increase of $8.18 per share (from $34.67 at the beginning of the year to $42.85 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 26.02% for the year.

As of January 31, 2018, the Investor Shares had approximately $1.1 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 1.99% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

19

Dividend Appreciation Index Fund Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.67	$30.40	$31.37	$28.59	$25.23
Investment Operations
Net Investment Income	.756 [1]	.694	.670	.627	.540
Net Realized and Unrealized Gain (Loss)
on Investments	8.165	4.275	(.947)	2.756	3.350
Total from Investment Operations	8.921	4.969	(.277)	3.383	3.890
Distributions
Dividends from Net Investment Income	(.741)	(.699)	(.693)	(.603)	(.530)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.741)	(.699)	(.693)	(.603)	(.530)
Net Asset Value, End of Period	$42.85	$34.67	$30.40	$31.37	$28.59
Total Return[2]	26.02%	16.46%	–0.93%	11.86%	15.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,144	$994	$875	$1,450	$2,966
Ratio of Total Expenses to Average
Net Assets	0.15%	0.17%	0.19%	0.20%	0.20%
Ratio of Net Investment Income to Average
Net Assets	1.99%	2.11%	2.11%	2.04%	1.98%
Portfolio Turnover Rate[3]	14%	19%	22%	20%	3%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

20

Dividend Appreciation Index Fund Admiral Shares

					Dec. 19,
		Year Ended January 31,			2013[1] to
					Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.52	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	.528[2]	.492	.478	.445	.030
Net Realized and Unrealized Gain (Loss)
on Investments	5.542	2.903	(.644)	1.865	(.630)
Total from Investment Operations	6.070	3.395	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(.520)	(.495)	(.494)	(.430)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.520)	(.495)	(.494)	(.430)	—
Net Asset Value, End of Period	$29.07	$23.52	$20.62	$21.28	$19.40
Total Return[3]	26.11%	16.58%	–0.83%	11.94%	–3.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,014	$4,294	$3,215	$2,776	$760
Ratio of Total Expenses to Average
Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%[4]
Ratio of Net Investment Income to Average
Net Assets	2.06%	2.20%	2.21%	2.14%	2.08%[4]
Portfolio Turnover Rate[5]	14%	19%	22%	20%	3%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

21

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

22

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

23

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

24

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

25

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those

26

shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or

27

fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern

28

time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

29

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

30

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

31

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

33

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

35

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

36

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

37

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

38

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Dividend Appreciation Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

39

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

40

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Dividend Appreciation Index Fund
Investor Shares	4/27/2006	DivAppIn	602	921908851
Admiral Shares	12/19/2013	DivApprIdxAdm	5702	921908828

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

41

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

42

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

43

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Dividend Appreciation Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 602 052018

Vanguard Dividend Appreciation ETF
Prospectus

May 25, 2018

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Dividend Appreciation Index Fund ETF Shares (VIG)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	10
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	18
Investing in Index Funds	9	Investment Advisor	19
		Dividends, Capital Gains, and Taxes	20
		Share Price and Market Price	22
		Additional Information	23
		Financial Highlights	24
		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that have a record of increasing dividends over time.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.08%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Nasdaq US Dividend Achievers Select Index, which consists of common stocks of companies that have a record of increasing dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Dividend Appreciation Index Fund ETF Shares1

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.86% (quarter ended December 31, 2011), and the lowest return for a quarter was –15.28% (quarter ended December 31, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Dividend Appreciation Index Fund ETF Shares
Based on NAV
Return Before Taxes	22.22%	13.73%	8.54%
Return After Taxes on Distributions	21.63	13.16	8.08
Return After Taxes on Distributions and Sale of Fund Shares	12.99	10.91	6.90
Based on Market Price
Return Before Taxes	22.21	13.74	8.55
Nasdaq US Dividend Achievers Select Index
(reflects no deduction for fees, expenses, or taxes)	22.29%	13.80%	8.65%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the Fund since 2016.

5

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Dividend Appreciation ETF, a class of shares issued by Vanguard Dividend Appreciation Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

7

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

8

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks

• Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

9

More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which generally have investment minimums of $3,000 and $10,000, respectively.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities) that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Dividend Appreciation Index Fund ETF Shares’
expense ratio would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for large-capitalization core funds in 2017 was 1.03%, or
$10.30 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

10

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies that have a record of increasing dividends over time. Stocks purchased by the Fund are expected to have increasing dividends over time and also to have the potential for long-term capital appreciation. The Fund may purchase stocks that have relatively low dividend yields if the company issuing the stock has increased dividends in recent years.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund‘s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

11

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

The Fund is subject to investment style risk, which is the chance that returns from dividend-paying stocks will trail returns from the overall stock market. In addition, mid-capitalization stocks (to the extent that the Fund’s assets are invested in mid-cap stocks) historically have been more volatile in price than the large-cap stocks that dominate the overall stock market. Dividend-paying stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies that have a record of increasing dividends over time. The companies in which the Fund invests will be within the capitalization range of the companies included in the Nasdaq US Dividend Achievers Select Index ($288 million to $732 billion as of January 31, 2018). In the future, the Index’s market capitalization range may be higher or lower, and the Fund’s investments may track another index. Such changes may occur at any time and without notice to Fund shareholders.

The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its target index and in approximately the same proportions.

12

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

13

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund‘s Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

14

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

15

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

16

• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Authorized broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A

17

turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

18

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The managers primarily responsible for the day-to-day management of the Fund are:

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.S., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has co-managed the Fund since 2016. Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

19

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

20

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

21

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

22

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.

Additional Information

		Vanguard	CUSIP
	Inception Date	Fund Number	Number
Dividend Appreciation Index Fund
ETF Shares	4/21/2006	920	921908844

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

23

Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The ETF Shares began fiscal year 2018 with a net asset value (share price) of
$86.66 per share. During the year, each ETF Share earned $1.951 from investment income (interest and dividends) and $20.408 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.919 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $107.10, reflecting earnings of $22.359 per share and distributions of $1.919 per share. This was an increase of $20.44 per share (from $86.66 at the beginning of the year to $107.10 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 26.10% for the year.

As of January 31, 2018, the ETF Shares had approximately $28.7 billion in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 2.06% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

24

Dividend Appreciation Index Fund ETF Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$86.66	$75.98	$78.42	$71.47	$63.08
Investment Operations
Net Investment Income	1.951[1]	1.810	1.759	1.645	1.421
Net Realized and Unrealized Gain (Loss)
on Investments	20.408	10.696	(2.380)	6.890	8.357
Total from Investment Operations	22.359	12.506	(.621)	8.535	9.778
Distributions
Dividends from Net Investment Income	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Net Asset Value, End of Period	$107.10	$86.66	$75.98	$78.42	$71.47
Total Return	26.10%	16.59%	–0.84%	11.97%	15.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,717	$22,698	$18,771	$20,610	$18,511
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.06%	2.20%	2.21%	2.14%	2.08%
Portfolio Turnover Rate[2]	14%	19%	22%	20%	3%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

25

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

26

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

27

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

28

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Dividend Appreciation ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

© 2018 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 920 052018

Vanguard Precious Metals and Mining Fund
Prospectus

May 25, 2018

Investor Shares
Vanguard Precious Metals and Mining Fund Investor Shares (VGPMX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	24
More on the Fund	6	Purchasing Shares	24
The Fund and Vanguard	16	Redeeming Shares	27
Investment Advisor	16	Exchanging Shares	31
Dividends, Capital Gains, and Taxes	18	Frequent-Trading Limitations	31
Share Price	20	Other Rules You Should Know	33
Financial Highlights	22	Fund and Account Updates	37
		Employer-Sponsored Plans	39
		Contacting Vanguard	40
		Additional Information	41
		Glossary of Investment Terms	43

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.36%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of foreign and U.S. companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) metals or minerals. The majority of these companies will be principally engaged in activities related to gold, silver, platinum, diamonds, or other precious and rare metals or minerals. The remaining companies will be principally engaged in activities related to nickel, copper, zinc, or other base and common metals or minerals. Up to 100% of the Fund’s assets may be invested in foreign securities. The Fund may also invest up to 20% of its assets directly in gold, silver, or other precious metal bullion and coins.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds. Because the Fund tends to invest a high percentage of assets in its ten largest holdings, nondiversification risk is very high for the Fund.

• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the metals or minerals industries, the Fund’s performance largely depends—for better or for worse—on the overall condition of those industries. The metals or minerals industries could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, and economic cycles could also adversely affect those industries.

2

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from global stock markets. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. Small and mid-size companies tend to have greater stock volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Precious Metals and Mining Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –9.30%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.84% (quarter ended June 30, 2016), and the lowest return for a quarter was –42.56% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Precious Metals and Mining Fund Investor Shares
Return Before Taxes	13.75%	–7.02%	–6.60%
Return After Taxes on Distributions	13.77	–7.16	–7.35
Return After Taxes on Distributions and Sale of Fund Shares	7.81	–5.16	–4.26
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Index	21.83%	15.79%	8.50%
S&P Global Custom Metals and Mining Index	26.04	–4.61	–2.41

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

M&G Investment Management Limited (M&G)

Portfolio Manager

Jamie J. Horvat, Portfolio Manager at M&G. He has managed the Fund since 2014.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Precious Metals and Mining Fund’s expense ratio would be 0.36%, or $3.60 per $1,000 of average net assets. The average expense ratio for precious metals equity funds in 2017 was 1.38%, or $13.80 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in the metals or minerals industries may only be changed upon 60 days‘ notice to shareholders.

6

Market Exposure

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of foreign and U.S. companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) metals or minerals. The majority of these companies will be principally engaged in activities related to gold, silver, platinum, diamonds, or other precious and rare metals or minerals. The remaining companies will be principally engaged in activities related to nickel, copper, zinc, or other base and common metals or minerals. Up to 100% of the Fund’s assets may be invested in foreign securities. The Fund may also invest up to 20% of its assets directly in gold, silver, or other precious metal bullion and coins.

The Fund is subject to the risk of sharp price volatility of metals or minerals and of shares of companies principally engaged in activities related to metals or minerals. This risk applies whether the particular metals or minerals are precious and rare (such as gold and diamonds) or base and common (such as nickel and zinc). Investments related to metals or minerals may fluctuate in price significantly over short periods because of a variety of global economic, financial, and political factors. These factors include economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and minerals industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals.

The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the metals or minerals industries, the Fund’s performance largely depends—for better or for worse—on the overall condition of those industries.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds. Because the Fund tends to invest a high percentage of assets in its ten largest holdings, nondiversification risk is very high for the Fund.

7

Plain Talk About Fund Diversification

In general, the more diversified a fund’s stock or bond holdings, the less likely that a specific security’s poor performance will hurt the fund. One measure of a fund’s diversification is the percentage of its assets represented by its ten largest holdings. As of January 31, 2018, the Fund invested 40.7% of its net assets in its ten largest holdings.

Typically, most of the stocks held by the Fund are small- and mid-capitalization stocks.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $3 billion.

The Fund is subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from global stock markets. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. Small and mid-size companies tend to have greater stock volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

U.S. Stocks

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

8

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid- and small-cap stocks such as those held by the Fund have been more volatile than—and at times have performed quite differently from—the large-cap stocks found in the S&P 500 Index. This volatility is the result of several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Foreign Stocks

The Fund may invest up to 100% of its assets in foreign securities.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

Foreign Stock Market Average Annual Returns
(1970–2017)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	11.1	9.4	9.5	9.7

9

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2017. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile and substantially less liquid than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different foreign markets—as well as for the U.S. market for comparison—from 2008 through 2017, as measured by their respective indexes.

Average Annual Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2008	–46.42%	–36.42%	–53.33%	–37.00%
2009	35.83	24.18	78.51	26.46
2010	3.88	15.92	18.88	15.06
2011	–11.06	–13.74	–18.42	2.11
2012	19.12	14.42	18.22	16.00
2013	25.23	18.27	–2.60	32.39
2014	–6.18	–2.70	–2.19	13.69
2015	–2.84	2.96	–14.92	1.38
2016	–0.40	4.18	11.19	11.96
2017	25.51	24.64	37.28	21.83
1 European market returns are measured by the MSCI Europe Index, Pacific market returns are measured by the MSCI Pacific
Index, emerging markets returns are measured by the MSCI Emerging Markets Index, and U.S. market returns are measured by the S&P 500 Index.
2 MSCI Index returns reflect the reinvestment of cash dividends after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Fund in particular.

10

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

To the extent that the Fund invests in stocks of companies listed for trading in emerging markets or companies with operations located in emerging markets, the Fund is subject to emerging markets risk. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar
U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Security Selection

The investment strategy of the Fund is designed to provide returns that are broadly representative of the precious metals and mining sector. To achieve this, the Fund focuses on stocks of foreign and domestic companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) gold, silver, platinum, diamonds, or other precious and rare metals or minerals. The Fund also will invest in stocks of foreign and domestic companies principally engaged in activities related to nickel, copper, zinc, or other base and common metals or minerals. Up to 20% of the Fund’s assets may be invested directly in gold, silver, and other precious metal bullion and coins. Bullion and

11

coins for the Fund will only be bought from and sold to banks (both U.S. and foreign) and dealers who are members—or affiliated with members—of a regulated U.S. commodities exchange. Gold, silver, or other precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be bought for their monetary value and will not be considered for the Fund if they cannot be bought and sold in an active market. Any bullion or coins bought by the Fund will be delivered to and stored with a qualified custodian bank. Keep in mind that bullion and coins do not generate income—they offer only the potential for capital appreciation or depreciation and may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of stocks.

In selecting stocks for the Fund, M&G Investment Management Limited (M&G), advisor to the Fund, emphasizes quality companies with attractive reserve positions and sound operations. The advisor considers, among other things, the ability of a company to mine or, in a cost-effective way, to find and establish new reserves and to increase production relative to competitors. The advisor also seeks to maintain geographic diversity in the Fund.

The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the metals or minerals industries. A security will be sold when the advisor believes that an alternative investment provides more attractive risk/return characteristics or that a sale is otherwise appropriate.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

The Fund may invest, to a limited extent, in warrants and foreign currency exchange forward contracts, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, the Fund’s obligation under futures contracts will not exceed 20% of its total assets.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in

12

the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of

13

redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities

14

Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

15

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is

16

not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain’s first unit trust (mutual fund) in 1931. As of January 31, 2018, M&G managed approximately $403 billion in assets.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P Global Custom Metals and Mining Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended January 31, 2018, the advisory fee represented an effective annual rate of 0.14% of the Fund’s average net assets before a performance-based decrease of less than 0.01%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Jamie J. Horvat, Portfolio Manager at M&G. He has worked in investment management since 1999, has managed investment portfolios since 2001, has been with M&G since 2013, and has managed the Fund since 2014. Education: Diploma in Engineering Technology, Mohawk College, Canada; Honours Bachelor of Commerce, McMaster University, Canada.

17

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

18

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

19

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not

20

readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

21

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2018 with a net asset value (share price) of $10.74 per share. During the year, the Fund earned $0.049 per share from investment income (interest and dividends). There was a decline of $0.217 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.168 per share from investment operations.

Shareholders received $0.002 per share in the form of dividend distributions.
There was no return of capital. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.57, reflecting losses of $0.168 per share and distributions of $0.002 per share. This was a decrease of $0.17 per share (from $10.74 at the beginning of the year to $10.57 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.56% for the year.

As of January 31, 2018, the Fund had approximately $2.6 billion in net assets. For the year, its expense ratio was 0.36% ($3.60 per $1,000 of net assets), and its net investment income amounted to 0.47% of its average net assets. The Fund sold and replaced securities valued at 35% of its net assets.

22

Precious Metals and Mining Fund
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.74	$6.22	$9.59	$10.38	$15.46
Investment Operations
Net Investment Income	.049[1]	.066[1,2]	.175[1,3]	.130	.243[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.217)	4.615	(3.397)	(.920)	(5.315)
Total from Investment Operations	(.168)	4.681	(3.222)	(.790)	(5.072)
Distributions
Dividends from Net Investment Income	(.002)	(.161)	(.148)	—	(.007)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	—	—	(.001)
Total Distributions	(.002)	(.161)	(.148)	—	(.008)
Net Asset Value, End of Period	$10.57	$10.74	$6.22	$9.59	$10.38
Total Return[4]	–1.56%	75.99%	–34.07%	–7.61%	–32.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,568	$2,612	$1,465	$2,087	$2,302
Ratio of Total Expenses to
Average Net Assets[5]	0.36%	0.43%	0.35%	0.29%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.65%[2]	2.22%[3]	1.33%	2.10%
Portfolio Turnover Rate	35%	29%	8%	62%	34%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4 Total returns do not include account service fees that may have applied in the periods shown.
5 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.06%, (0.02%), (0.08%), and (0.09%).

23

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

24

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—53).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

25

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

26

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular

27

schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone

28

requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade

29

date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee

30

from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

31

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum ® Distribution Service, and Vanguard Small Business Online .

™

• Discretionary transactions through Vanguard Asset Management Services , ® ® Vanguard Personal Advisor Services , and Vanguard Institutional Advisory Services .

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

33

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

34

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

35

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

36

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange

37

shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Precious Metals and Mining Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

38

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

39

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

40

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and	The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Precious Metals and Mining Fund	5/23/1984	PrecMtls	53	921908208

41

The S&P 500 Index and S&P Global Custom Metals and Mining Index (the “Indexes”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard Precious Metals and Mining Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Precious Metals and Mining Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Precious Metals and Mining Fund particularly or the ability of the S&P 500 Index and S&P Global Custom Metals and Mining Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P S&P 500 Index and S&P Global Custom Metals and Mining Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and S&P Global Custom Metals and Mining Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Precious Metals and Mining Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Precious Metals and Mining Fund into consideration in determining, composing or calculating the S&P 500 Index and S&P Global Custom Metals and Mining Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Precious Metals and Mining Fund or the timing of the issuance or sale of Vanguard Precious Metals and Mining Fund or in the determination or calculation of the equation by which Vanguard Precious Metals and Mining Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Precious Metals and Mining Fund. There is no assurance that investment products based on the S&P 500 Index and S&P Global Custom Metals and Mining Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD PRECIOUS METALS AND MINING FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

42

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

43

S&P Global Custom Metals and Mining Index. An index that measures the performance of companies around the world that are engaged in activities related to precious and non-precious metals and minerals.

Securities. Stocks, bonds, money market instruments, and other investments.

Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

44

This page intentionally left blank.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Precious Metals and Mining Fund, the following	Participant Services
documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 053 052018

Vanguard Health Care Fund
Prospectus

May 25, 2018

Investor Shares & Admiral™ Shares
Vanguard Health Care Fund Investor Shares (VGHCX)
Vanguard Health Care Fund Admiral Shares (VGHAX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	24
More on the Fund	6	Purchasing Shares	24
The Fund and Vanguard	14	Converting Shares	27
Investment Advisor	15	Redeeming Shares	28
Dividends, Capital Gains, and Taxes	16	Exchanging Shares	32
Share Price	19	Frequent-Trading Limitations	33
Financial Highlights	21	Other Rules You Should Know	35
		Fund and Account Updates	39
		Employer-Sponsored Plans	41
		Contacting Vanguard	42
		Additional Information	43
		Glossary of Investment Terms	44

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.35%	0.32%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.01%
Total Annual Fund Operating Expenses	0.38%	0.33%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$39	$122	$213	$480
Admiral Shares	$34	$106	$185	$418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Fund. MSCI ACWI Health Care Index returns are adjusted for withholding taxes. Returns for the Global

3

Health/Biotechnology Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Health Care Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was 0.21%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.43% (quarter ended March 31, 2013), and the lowest return for a quarter was –10.04% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares
Return Before Taxes	19.61%	17.68%	11.73%
Return After Taxes on Distributions	17.54	15.15	10.09
Return After Taxes on Distributions and Sale of Fund Shares	12.62	13.90	9.40
Vanguard Health Care Fund Admiral Shares
Return Before Taxes	19.66%	17.74%	11.79%
Comparative Benchmarks
MSCI ACWI Health Care Index
(reflects no deduction for fees or expenses)	20.14%	13.80%	8.98%
Spliced Health Care Index
(reflects no deduction for fees or expenses)	20.14	13.80	9.08
Global Health/Biotechnology Funds Average
(reflects no deduction for taxes)	17.97	15.88	9.66

4

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Health Care Fund’s expense ratios would be as follows: for Investor Shares, 0.38%, or $3.80 per $1,000 of average net assets;
for Admiral Shares, 0.33%, or $3.30 per $1,000 of average net assets. The average expense ratio for global health/biotechnology funds in 2017 was 1.23%, or $12.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

6

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in the stocks of companies related to the health care industry may only be changed upon 60 days‘ notice to shareholders.

Market Exposure

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply and equipment firms, and companies that operate hospitals and other health care facilities or that provide medical support services. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities.

The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

The Fund faces the risk that economic prospects of health care companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of health care services are funded or subsidized by the government, which means that changes in government policies—at the sovereign, U.S. federal, or state level—may affect the demand for health care products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against health care companies related to product liability issues, and the rapid speed at which many health care products and services become obsolete or subject to patent expirations.

7

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks are among those represented in the health care industry.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $50.8 billion.

There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

U.S. Stocks

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995

8

through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.

Foreign Stocks

Up to 50% of the Fund’s assets may be invested in foreign securities. The ability to invest internationally expands the investment opportunities available to the Fund.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar
U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

9

Foreign Stock Market Average Annual Returns
(1970–2017)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	11.1	9.4	9.5	9.7

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2017. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Security Selection

The investment strategy of the Fund is designed to provide returns that are broadly representative of the health care industry. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry.

In selecting stocks, Wellington Management Company LLP (Wellington Management), advisor to the Fund, uses a bottom-up approach in which stocks are chosen based on the advisor’s estimate of fundamental investment value. The advisor looks for high-quality balance sheets, able management, and new product potential that may lead to above-average growth in revenues and earnings. The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the health care industry. Also, a security will be sold when the advisor has determined that it has reached its expected level of price appreciation, its fundamental attractiveness has deteriorated, or an alternative investment provides more attractive risk/return characteristics.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

10

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

In addition to investing in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

11

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In

12

doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

13

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

14

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability company. As of January 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the MSCI ACWI Health Care Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, the expenses decrease.

For the fiscal year ended January 31, 2018, the advisory fee represented an effective annual rate of 0.14% of the Fund’s average net assets before a performance-based increase of 0.04%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

15

As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has worked in investment management with Wellington Management since 1991, has performed securities analysis for the Fund since 1995, has managed investment portfolios since 1997, and has managed the Fund since 2008. Education: B.A., Wellesley College.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

16

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

17

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in

18

Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most

19

commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

20

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2018 with a net asset value (share price) of $189.88 per share. During the year, each Investor Share earned $2.162 from investment income (interest and dividends) and $38.929 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $15.011 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $215.96, reflecting earnings of $41.091 per share and distributions of $15.011 per share. This was an increase of $26.08 per share (from $189.88 at the beginning of the year to $215.96 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 22.29% for the year.

As of January 31, 2018, the Investor Shares had approximately $9.9 billion in net assets. For the year, the expense ratio was 0.38% ($3.80 per $1,000 of net assets), and the net investment income amounted to 1.02% of average net assets. The Fund sold and replaced securities valued at 11% of its net assets.

21

Health Care Fund Investor Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$189.88	$200.67	$216.14	$191.63	$152.58
Investment Operations
Net Investment Income	2.162[1]	2.039	1.934	2.941	2.350
Net Realized and Unrealized Gain (Loss)
on Investments	38.929	2.951	.566	49.127	53.058
Total from Investment Operations	41.091	4.990	2.500	52.068	55.408
Distributions
Dividends from Net Investment Income	(2.059)	(1.854)	(2.611)	(2.115)	(2.357)
Distributions from Realized Capital Gains	(12.952)	(13.926)	(15.359)	(25.443)	(14.001)
Total Distributions	(15.011)	(15.780)	(17.970)	(27.558)	(16.358)
Net Asset Value, End of Period	$215.96	$189.88	$200.67	$216.14	$191.63
Total Return[2]	22.29%	2.71%	0.49%	28.15%	37.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,853	$9,636	$10,916	$11,660	$9,905
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.37%	0.36%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.02%	0.98%	0.84%	1.44%	1.33%
Portfolio Turnover Rate	11%	12%	18%	20%	21%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

22

Health Care Fund Admiral Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$80.09	$84.64	$91.17	$80.84	$64.37
Investment Operations
Net Investment Income	.938[1]	.908	.868	1.290	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	16.436	1.244	.236	20.715	22.378
Total from Investment Operations	17.374	2.152	1.104	22.005	23.418
Distributions
Dividends from Net Investment Income	(.920)	(.828)	(1.155)	(.942)	(1.042)
Distributions from Realized Capital Gains	(5.464)	(5.874)	(6.479)	(10.733)	(5.906)
Total Distributions	(6.384)	(6.702)	(7.634)	(11.675)	(6.948)
Net Asset Value, End of Period	$91.08	$80.09	$84.64	$91.17	$80.84
Total Return[2]	22.35%	2.76%	0.54%	28.20%	37.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,214	$33,715 $36,606		$34,371	$24,821
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.32%	0.31%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.03%	0.89%	1.49%	1.38%
Portfolio Turnover Rate	11%	12%	18%	20%	21%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

23

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to

24

them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

25

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

26

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

27

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

28

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

29

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

30

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic

31

bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

32

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

33

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

34

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe

35

that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

36

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

37

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE

IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

38

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

39

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Health Care Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

40

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

41

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

42

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Health Care Fund
Investor Shares	5/23/1984	HlthCare	52	921908307
Admiral Shares	11/12/2001	HlthCareAdml	552	921908885

CFA® is a registered trademark owned by CFA Institute.

43

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI Health Care Index. An index that measures the health care-related equities market performance of developed and emerging markets.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

44

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Health Care Index. An index that reflects performance of the S&P Health Care Index through May 31, 2010, and the MSCI ACWI Health Care Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Health Care Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 052 052018

Vanguard Health Care Fund
Prospectus

May 25, 2018

Investor Shares
Vanguard Health Care Fund Investor Shares (VGHCX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	18
More on the Fund	6	General Information	20
The Fund and Vanguard	14	Glossary of Investment Terms	22
Investment Advisor	14
Taxes	15
Share Price	16

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.38%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is

1

presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

2

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Fund. MSCI ACWI Health Care Index returns are adjusted for withholding taxes. Returns for the Global Health/Biotechnology Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Health Care Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was 0.21%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.43% (quarter ended March 31, 2013), and the lowest return for a quarter was –10.04% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares	19.61%	17.68%	11.73%
Comparative Benchmarks
MSCI ACWI Health Care Index
(reflects no deduction for fees or expenses)	20.14%	13.80%	8.98%
Spliced Health Care Index
(reflects no deduction for fees or expenses)	20.14	13.80	9.08
Global Health/Biotechnology Funds Average	17.97	15.88	9.66

4

Investment Advisor

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has managed the Fund since 2008.

Tax Information

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the principal risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund’s Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

A Note About Investing in the Fund

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund‘s income annuity accounts’ performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities.
These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in

6

the stocks of companies related to the health care industry may only be changed upon 60 days‘ notice to shareholders.

Market Exposure

Under normal circumstances, the Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply and equipment firms, and companies that operate hospitals and other health care facilities or that provide medical support services. The Fund may also consider companies engaged in medical, diagnostic, biochemical, and other research and development activities.

The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the stocks of companies related to the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

The Fund faces the risk that economic prospects of health care companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of health care services are funded or subsidized by the government, which means that changes in government policies—at the sovereign, U.S. federal, or state level—may affect the demand for health care products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against health care companies related to product liability issues, and the rapid speed at which many health care products and services become obsolete or subject to patent expirations.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks are among those represented in the health care industry.

7

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $50.8 billion.

There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

U.S. Stocks

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns

(1926–2017)

	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.

8

Foreign Stocks

Up to 50% of the Fund’s assets may be invested in foreign securities. The ability to invest internationally expands the investment opportunities available to the Fund.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar
U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

Foreign Stock Market Average Annual Returns
(1970–2017)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	11.1	9.4	9.5	9.7

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2017. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

9

The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Security Selection

The investment strategy of the Fund is designed to provide returns that are broadly representative of the health care industry. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry.

In selecting stocks, Wellington Management Company LLP (Wellington Management), advisor to the Fund, uses a bottom-up approach in which stocks are chosen based on the advisor’s estimate of fundamental investment value. The advisor looks for high-quality balance sheets, able management, and new product potential that may lead to above-average growth in revenues and earnings. The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the health care industry. Also, a security will be sold when the advisor has determined that it has reached its expected level of price appreciation, its fundamental attractiveness has deteriorated, or an alternative investment provides more attractive risk/return characteristics.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

In addition to investing in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly

10

greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

11

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance

12

that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days after the contract owner or annuitant has exchanged out of that fund contract.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

13

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability company. As of January 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund

14

relative to that of the MSCI ACWI Health Care Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, the expenses decrease.

For the fiscal year ended January 31, 2018, the advisory fee represented an effective annual rate of 0.14% of the Fund’s average net assets before a performance-based increase of 0.04%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. She has worked in investment management with Wellington Management since 1991, has performed securities analysis for the Fund since 1995, has managed investment portfolios since 1997, and has managed the Fund since 2008. Education: B.A., Wellesley College.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

15

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

16

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Table

The Investor Shares began fiscal year 2018 with a net asset value (share price) of
$189.88 per share. During the year, each Investor Share earned $2.162 from investment income (interest and dividends) and $38.929 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $15.011 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $215.96, reflecting earnings of $41.091 per share and distributions of $15.011 per share. This was an increase of $26.08 per share (from $189.88 at the beginning of the year to $215.96 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 22.29% for the year.

As of January 31, 2018, the Investor Shares had approximately $9.9 billion in net assets. For the year, the expense ratio was 0.38% ($3.80 per $1,000 of net assets), and the net investment income amounted to 1.02% of average net assets. The Fund sold and replaced securities valued at 11% of its net assets.

18

Health Care Fund Investor Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$189.88	$200.67	$216.14	$191.63	$152.58
Investment Operations
Net Investment Income	2.162[1]	2.039	1.934	2.941	2.350
Net Realized and Unrealized Gain (Loss)
on Investments	38.929	2.951	.566	49.127	53.058
Total from Investment Operations	41.091	4.990	2.500	52.068	55.408
Distributions
Dividends from Net Investment Income	(2.059)	(1.854)	(2.611)	(2.115)	(2.357)
Distributions from Realized Capital Gains	(12.952)	(13.926)	(15.359)	(25.443)	(14.001)
Total Distributions	(15.011)	(15.780)	(17.970)	(27.558)	(16.358)
Net Asset Value, End of Period	$215.96	$189.88	$200.67	$216.14	$191.63
Total Return[2]	22.29%	2.71%	0.49%	28.15%	37.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,853	$9,636	$10,916	$11,660	$9,905
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.37%	0.36%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.02%	0.98%	0.84%	1.44%	1.33%
Portfolio Turnover Rate	11%	12%	18%	20%	21%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

19

General Information

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (NYSE) is open for trading. The redemption price of shares will be the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund can postpone payment of redemption proceeds beyond seven calendar days or suspend the redemption right at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the

20

broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the portfolio.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

CFA® is a registered trademark owned by CFA Institute.

21

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI Health Care Index. An index that measures the health care-related equities market performance of developed and emerging markets.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Securities. Stocks, bonds, money market instruments, and other investments.

22

Spliced Health Care Index. An index that reflects performance of the S&P Health Care Index through May 31, 2010, and the MSCI ACWI Health Care Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

23

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
Health Care Fund, the following documents are	You can review and copy information about the Fund
available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Fund’s investments is
other information about the Fund are also available in
available in the Fund’s annual and semiannual reports
the EDGAR database on the SEC’s website at
to shareholders. In the annual report, you will find a
www.sec.gov, or you can receive copies of this
discussion of the market conditions and investment
information, for a fee, by electronic request at the
strategies that significantly affected the Fund’s
following email address: publicinfo@sec.gov, or by
performance during its last fiscal year.
writing the Public Reference Section, Securities and
Statement of Additional Information (SAI)	Exchange Commission, Washington, DC 20549-1520.
The SAI provides more detailed information about the
Fund’s Investment Company Act file number: 811-03916
Fund and is incorporated by reference into (and thus
legally a part of) this prospectus.

To receive a free copy of the latest annual or
semiannual report or the SAI, or to request additional
information about the Fund or other Vanguard funds,
please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 052A 052018

Vanguard Real Estate Index Fund
Prospectus

May 25, 2018

Investor Shares & Admiral™ Shares
Vanguard Real Estate Index Fund Investor Shares (VGSIX)*
Vanguard Real Estate Index Fund Admiral Shares (VGSLX)*

*Formerly known as Vanguard REIT Index Fund.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	28
Investing in Index Funds	7	Purchasing Shares	28
More on the Fund	8	Converting Shares	31
The Fund and Vanguard	18	Redeeming Shares	33
Investment Advisor	19	Exchanging Shares	37
Dividends, Capital Gains, and Taxes	20	Frequent-Trading Limitations	37
Share Price	23	Other Rules You Should Know	39
Financial Highlights	25	Fund and Account Updates	44
		Employer-Sponsored Plans	45
		Contacting Vanguard	46
		Additional Information	47
		Glossary of Investment Terms	49

Fund Summary

Investment Objective

The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.23%	0.11%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.01%
Total Annual Fund Operating Expenses	0.26%	0.12%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$27	$84	$146	$331
Admiral Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index, an interim index that will gradually increase exposure to other real estate-related investments while proportionately reducing exposure to other stocks based on their weightings in the MSCI US Investable Market Real Estate 25/50 Index. The MSCI US Investable Market Real Estate 25/50 Index is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which includes specialized REITs, and real estate management and development companies.

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

• Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

• Investment style risk, which is the chance that the returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

• Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a comparative index, which have investment characteristics similar to those of the Fund. The Real Estate Spliced Index reflects performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through January 31, 2018; and the MSCI US Investable Market Real Estate 25/50 Transition Index thereafter. Effective February 1, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Transition Index as its interim target index. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Real Estate Index Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –8.15%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.54% (quarter ended September 30, 2009), and the lowest return for a quarter was –38.16% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund Investor Shares
Return Before Taxes	4.83%	9.10%	7.50%
Return After Taxes on Distributions	3.52	7.80	6.26
Return After Taxes on Distributions and Sale of Fund Shares	2.72	6.54	5.39
Vanguard Real Estate Index Fund Admiral Shares
Return Before Taxes	4.94%	9.24%	7.65%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	5.07%	9.34%	7.44%
Real Estate Spliced Index	5.07	9.34	7.63

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain or may constitute non-taxable return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

More on the Fund

Share Class Overview

This prospectus offers the Fund‘s Investor Shares and Admiral Shares. Another prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Similar But Different Fund

The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.

Plain Talk About Funds of Funds

The term fund of funds is used to describe a mutual fund that pursues its objective by investing, at least in part, in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Real Estate Index Fund’s expense ratios would be as follows: for Investor Shares, 0.26%, or $2.60 per $1,000 of average net assets;
for Admiral Shares, 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for real estate funds in 2017 was 1.25%, or $12.50 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. This policy may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.

Plain Talk About REITs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. Securities in the MSCI US Investable Market Real Estate 25/50 Transition Index have differing levels of capitalization. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $9.8 billion.

Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.

Plain Talk About Types of REITs

An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers.
Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-
related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

Because of its emphasis on REIT stocks, the Fund’s performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Transition Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Transition Index were made up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.

The MSCI US Investable Market Real Estate 25/50 Transition Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

As of January 31, 2018, 152 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.

The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

Stocks in the MSCI US Investable Market Real Estate 25/50 Transition Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2018, was:

Fund Allocation by
REIT Type	Percentage of Fund
Retail	19.0%
Specialized	18.3
Residential	16.2
Office	13.2
Health Care	11.1
Industrial	7.7
Diversified	7.3
Hotel & Resort	7.2

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.

The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, limiting additional purchases into the Fund, or any other appropriate action.

The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.

If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

In addition to investing in common stocks of REITs and other real estate-related investments, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.

• Add value when these instruments are attractively priced.

The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund‘s use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.

The Fund‘s derivative investments may include total return swaps or other derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings, including by making requests for redemptions from the underlying fund, to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The managers primarily responsible for the day-to-day management of the Fund are:

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains or return of capital in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash”
expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.

Basic Tax Points

Vanguard (or your intermediary) expects to send you a statement each February showing the tax status of all of your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2018 with a net asset value (share price) of $27.38 per share. During the year, each Investor Share earned $0.761 from investment income (interest and dividends). There was a decline of $0.614 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.147 per share from investment operations.

Shareholders received $0.799 per share in the form of dividend and capital gains distributions. Return of capital was $0.328 per share. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $26.40, reflecting earnings of $0.147 per share and distributions of $1.127 per share. This was a decrease of $0.98 per share (from $27.38 at the beginning of the year to $26.40 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.45% for the year.

As of January 31, 2018, the Investor Shares had approximately $2.1 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 2.87% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.

Real Estate Index Fund Investor Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.38	$25.59	$28.73	$22.37	$22.66
Investment Operations
Net Investment Income	.761[1]	.746	.711	.645	.579
Net Realized and Unrealized Gain (Loss)
on Investments	(.614)	2.324	(2.851)	6.650	.025
Total from Investment Operations	.147	3.070	(2.140)	7.295	.604
Distributions
Dividends from Net Investment Income	(.788)	(.752)	(.695)	(.624)	(.626)
Distributions from Realized Capital Gains	(.011)	(.187)	—	—	—
Return of Capital	(.328)	(.341)	(.305)	(.311)	(.268)
Total Distributions	(1.127)	(1.280)	(1.000)	(.935)	(.894)
Net Asset Value, End of Period	$26.40	$27.38	$25.59	$28.73	$22.37
Total Return[2]	0.45%	12.07%	–7.44%	33.29%	2.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,143	$2,603	$2,621	$3,231	$2,482
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.60%	2.66%	2.56%	2.51%
Portfolio Turnover Rate[3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Real Estate Index Fund Admiral Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$116.83	$109.19	$122.58	$95.46	$96.70
Investment Operations
Net Investment Income	3.538[1]	3.306	3.142	2.852	2.569
Net Realized and Unrealized Gain (Loss)
on Investments	(2.761)	9.966	(12.105)	28.403	.148
Total from Investment Operations	.777	13.272	(8.963)	31.255	2.717
Distributions
Dividends from Net Investment Income	(3.483)	(3.333)	(3.076)	(2.758)	(2.772)
Distributions from Realized Capital Gains	(.048)	(.798)	—	—	—
Return of Capital	(1.447)	(1.501)	(1.351)	(1.377)	(1.185)
Total Distributions	(4.978)	(5.632)	(4.427)	(4.135)	(3.957)
Net Asset Value, End of Period	$112.63	$116.83	$109.19	$122.58	$95.46
Total Return[2]	0.58%	12.23%	–7.30%	33.46%	2.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,757	$18,337	$15,029	$15,725	$7,987
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate[3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Real Estate Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Real Estate Index Fund
Investor Shares	5/13/1996	RealEIxInv	123	921908703
Admiral Shares	11/12/2001	RealEIxAdm	5123	921908877

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Distributions. Payments to mutual fund shareholders of dividend income, capital gains, and return of capital generated by the fund’s investment activities and distribution policies, after expenses.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Real Estate Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 123 052018

Vanguard Real Estate Index Fund
Prospectus
May 25, 2018
Institutional Shares
Vanguard Real Estate Index Fund Institutional Shares (VGSNX)*

*Formerly known as Vanguard REIT Index Fund.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	27
Investing in Index Funds	7	Purchasing Shares	27
More on the Fund	8	Converting Shares	30
The Fund and Vanguard	18	Redeeming Shares	32
Investment Advisor	19	Exchanging Shares	35
Dividends, Capital Gains, and Taxes	20	Frequent-Trading Limitations	36
Share Price	23	Other Rules You Should Know	38
Financial Highlights	25	Fund and Account Updates	41
		Employer-Sponsored Plans	43
		Contacting Vanguard	44
		Additional Information	45
		Glossary of Investment Terms	47

Fund Summary

Investment Objective

The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index, an interim index that will gradually increase exposure to other real estate-related investments while proportionately reducing exposure to other stocks based on their weightings in the MSCI US Investable Market Real Estate 25/50 Index. The MSCI US Investable Market Real Estate 25/50 Index is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which includes specialized REITs, and real estate management and development companies.

2

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

• Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

• Investment style risk, which is the chance that the returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

• Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index and a comparative index, which have investment characteristics similar to those of the Fund. The Real Estate Spliced Index reflects performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through January 31, 2018; and the MSCI US Investable Market Real Estate 25/50 Transition Index thereafter. Effective February 1, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Transition Index as its interim target index. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Real Estate Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –8.07%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.56% (quarter ended September 30, 2009), and the lowest return for a quarter was –38.14% (quarter ended December 31, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund Institutional Shares
Return Before Taxes	4.93%	9.26%	7.67%
Return After Taxes on Distributions	3.57	7.92	6.38
Return After Taxes on Distributions and Sale of Fund Shares	2.78	6.64	5.50
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	5.07%	9.34%	7.44%
Real Estate Spliced Index	5.07	9.34	7.63

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).

5

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain or may constitute non-taxable return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

7

More on the Fund

Share Class Overview

This prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund‘s Investor Shares and Admiral™ Shares, which generally have investment minimums of $3,000 and $10,000, respectively. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Similar But Different Fund

The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.

Plain Talk About Funds of Funds

The term fund of funds is used to describe a mutual fund that pursues its objective by investing, at least in part, in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.

8

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Real Estate Index Fund Institutional Shares’ expense ratio would be 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for real estate funds in 2017 was 1.25%, or $12.50 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters
Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. This policy may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.

9

Plain Talk About REITs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. Securities in the MSCI US Investable Market Real Estate 25/50 Transition Index have differing levels of capitalization. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $9.8 billion.

Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.

10

Plain Talk About Types of REITs

An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers.
Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-
related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

11

The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

Because of its emphasis on REIT stocks, the Fund’s performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Transition Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Transition Index were made

12

up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.

The MSCI US Investable Market Real Estate 25/50 Transition Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

As of January 31, 2018, 152 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.

The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

Stocks in the MSCI US Investable Market Real Estate 25/50 Transition Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2018, was:

Fund Allocation by
REIT Type	Percentage of Fund
Retail	19.0%
Specialized	18.3
Residential	16.2
Office	13.2
Health Care	11.1
Industrial	7.7
Diversified	7.3
Hotel & Resort	7.2

13

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.

The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, limiting additional purchases into the Fund, or any other appropriate action.

The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.

If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.

14

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

In addition to investing in common stocks of REITs and other real estate-related investments,, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.

• Add value when these instruments are attractively priced.

The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund‘s use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.

The Fund‘s derivative investments may include total return swaps or other derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

15

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings, including by making requests for redemptions from the underlying fund, to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of

16

the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

17

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.

18

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

19

The managers primarily responsible for the day-to-day management of the Fund are:

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains or return of capital in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

20

Plain Talk About Return of Capital

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash”
expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.

Basic Tax Points

Vanguard (or your intermediary) expects to send you a statement each February showing the tax status of all of your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

21

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

22

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

23

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

24

Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Institutional Shares began fiscal year 2018 with a net asset value (share price)
of $18.08 per share. During the year, each Institutional Share earned $0.568 from investment income (interest and dividends). There was a decline of $0.444 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.124 per share from investment operations.

Shareholders received $0.549 per share in the form of dividend and capital gains distributions. Return of capital was $0.225 per share. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $17.43, reflecting earnings of $0.124 per share and distributions of $0.774 per share. This was a decrease of $0.65 per share (from $18.08 at the beginning of the year to $17.43 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.60% for the year.

As of January 31, 2018, the Institutional Shares had approximately $8.2 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 3.03% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.

25

Real Estate Index Fund Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.08	$16.90	$18.97	$14.78	$14.97
Investment Operations
Net Investment Income	.568[1]	.515	.489	.444	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(.444)	1.540	(1.870)	4.390	.025
Total from Investment Operations	.124	2.055	(1.381)	4.834	.425
Distributions
Dividends from Net Investment Income	(.542)	(.519)	(.479)	(.430)	(.431)
Distributions from Realized Capital Gains	(.007)	(.123)	—	—	—
Return of Capital	(.225)	(.233)	(.210)	(.214)	(.184)
Total Distributions	(.774)	(.875)	(.689)	(.644)	(.615)
Net Asset Value, End of Period	$17.43	$18.08	$16.90	$18.97	$14.78
Total Return[2]	0.60%	12.23%	–7.27%	33.43%	2.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,176	$7,799	$6,785	$6,788	$3,922
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.08%
Ratio of Net Investment Income to Average
Net Assets	3.03%	2.76%	2.82%	2.72%	2.67%
Portfolio Turnover Rate[3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

26

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares

To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

27

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—3123).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

28

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

29

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

30

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

31

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through

32

intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares

33

generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that

34

the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade

35

date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

36

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an

37

intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

38

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

39

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

40

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

41

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Real Estate Index Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

42

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

43

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

44

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Newspaper	Vanguard	CUSIP
	Inception Date Abbreviation	Fund Number	Number
Real Estate Index Fund
Institutional Shares	12/2/2003 Real EIxIns	3123	921908869
(Investor Shares
5/13/1996)

45

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

46

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Distributions. Payments to mutual fund shareholders of dividend income, capital gains, and return of capital generated by the fund’s investment activities and distribution policies, after expenses.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

47

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

48

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Real Estate Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 3123 052018

Vanguard Real Estate ETF
Prospectus
May 25, 2018
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Real Estate Index Fund ETF Shares (VNQ)*

*Formerly known as Vanguard REIT Index Fund.

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	10
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	22
Investing in Index Funds	9	Investment Advisor	23
		Dividends, Capital Gains, and Taxes	24
		Share Price and Market Price	26
		Additional Information	28
		Financial Highlights	29
		Glossary of Investment Terms	32

ETF Summary

Investment Objective

The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.10%
12b-1 Distribution Fee		None
Other Expenses		0.02%
Total Annual Fund Operating Expenses		0.12%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index, an interim index that will gradually increase exposure to other real estate-related investments while proportionately reducing exposure to other stocks based on their weightings in the MSCI US Investable Market Real Estate 25/50 Index. The MSCI US Investable Market Real Estate 25/50 Index is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which includes specialized REITs, and real estate management and development companies.

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary (the underlying fund), which is itself a registered investment company—in the stocks that make up

2

the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may invest a portion of its assets in the underlying fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

• Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

• Investment style risk, which is the chance that the returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

• Nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

• Asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the

3

price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a relevant market index and a comparative index, which have investment characteristics similar to those of the Fund. The Real Estate Spliced Index reflects performance of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through January 31, 2018; and the MSCI US Investable Market Real Estate 25/50 Transition Index thereafter. Effective February 1, 2018, the Fund began tracking the MSCI US Investable Market Real Estate 25/50 Transition Index as its interim target index. The Fund‘s board of trustees believes that the new index is more closely aligned with the Fund‘s new investment objective. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Real Estate Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –8.12%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.63% (quarter ended September 30, 2009), and the lowest return for a quarter was –38.14% (quarter ended December 31, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Real Estate Index Fund ETF Shares
Based on NAV
Return Before Taxes	4.95%	9.24%	7.64%
Return After Taxes on Distributions	3.60	7.90	6.36
Return After Taxes on Distributions and Sale of Fund Shares	2.79	6.63	5.48
Based on Market Price
Return Before Taxes	4.90	9.24	7.65
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US REIT Index	5.07%	9.34%	7.44%
Real Estate Spliced Index	5.07	9.34	7.63

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O’Reilly, Principal of Vanguard. He has managed the Fund since its inception in 1996 (co-managed since 2016).

5

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain or may constitute non-taxable return of capital. If you are investing through a tax-advantaged account, such as IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Real Estate ETF, a class of shares issued by Vanguard Real Estate Index Fund. In addition to ETF Shares, the Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund’s portfolio holdings, and other factors.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

7

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

8

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

9

More on the Fund and ETF Shares

Share Class Overview

This prospectus offers the Fund‘s ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund‘s Investor Shares and AdmiralTM Shares, which generally have investment minimums of $3,000 and $10,000, respectively. In addition, another prospectus offers the Fund‘s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Similar But Different Fund

The Fund offered by this prospectus should not be confused with Vanguard Real Estate II Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index and is anticipated to be the underlying fund in which this fund invests. Both funds seek to replicate the stocks that make up the target index. This index replication strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. To obtain a prospectus for Vanguard Real Estate II Index Fund, institutional investors may call Vanguard’s Institutional Division at 888-809-8102 or may call their relationship managers directly.

Plain Talk About Funds of Funds

The term fund of funds is used to describe a mutual fund that pursues its objective by investing, at least in part, in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.

10

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities) that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Real Estate Index Fund ETF Shares’ expense ratio would be 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for real estate funds in 2017 was 1.25%, or $12.50 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. This policy may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.

11

Plain Talk About REITs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Fund is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. Securities in the MSCI US Investable Market Real Estate 25/50 Transition Index have differing levels of capitalization. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $9.8 billion.

Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Fund is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multisector portfolio.

12

Plain Talk About Types of REITs

An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers.
Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs and other real estate-
related investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

13

The Fund is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Fund.

In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

The Fund is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in these stocks, industry concentration risk is high.

Because of its emphasis on REIT stocks, the Fund’s performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund attempts to hold each stock contained in the MSCI US Investable Market Real Estate 25/50 Transition Index either directly or indirectly through the underlying fund in roughly the same proportion as represented in the Index itself. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Transition Index were made

14

up of the stock of a specific REIT, the Fund would seek to invest approximately the same percentage of its assets in that stock.

The MSCI US Investable Market Real Estate 25/50 Transition Index is a float-adjusted market-capitalization-weighted index. It is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund’s target index (and therefore the Fund) tends to be heavily weighted in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

As of January 31, 2018, 152 equity REITs were included in the Index. On a quarterly basis, the Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.

The Fund is subject to nondiversification risk, which is the chance that the Fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own larger positions of an issuer’s voting stock than a diversified fund.

Stocks in the MSCI US Investable Market Real Estate 25/50 Transition Index represent a broadly diversified range of property types. The makeup of the Fund, as of January 31, 2018, was:

Fund Allocation by
REIT Type	Percentage of Fund
Retail	19.0%
Specialized	18.3
Residential	16.2
Office	13.2
Health Care	11.1
Industrial	7.7
Diversified	7.3
Hotel & Resort	7.2

15

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund is subject to REIT ownership limitation risk, which is the chance that the Fund may be unable to purchase (or otherwise obtain economic exposure, including through investing in the underlying fund, to) the desired amounts of certain REITs included in its target index.

The Fund has significant ownership positions in many REITs included in its target index. For tax and other reasons, a REIT imposes limits on how much of its securities investors may own. If an ownership limit is reached, Vanguard may seek to obtain an ownership waiver from the REIT to exceed the limit. If the Fund is unable to obtain a waiver or an existing waiver is terminated, then the Fund may seek to obtain economic exposure to the REIT through alternative means, such as through a total return swap, which may be more costly than owning REIT shares directly. If the Fund is unable to obtain either an ownership waiver or economic exposure to the REIT through alternative means, the Fund may experience increased tracking error. In addition, to maintain its qualification as a regulated investment company for tax purposes, the Fund may be unable to obtain additional economic exposure to certain REITs, which may increase tracking error. Additional measures could be taken in the future in response to REIT ownership limits, including changing the Fund’s investment strategy, imposing purchase fees on or prohibiting the issuance of Creation Units, or any other appropriate action. If additional measures are pursued, market price and NAV may differ significantly and liquidity may be reduced.

The Fund may invest a portion of its assets in the underlying fund. The underlying fund will also employ an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index. The underlying fund’s investments are subject to the same risks as if they were held directly by the Fund. Because the strategy of the underlying fund will be substantially similar to that of the Fund, the principal risks of the Fund’s investment in the underlying fund will not be materially different from the risks associated with the Fund’s other investments. However, the Fund’s investment in the underlying fund is subject to the ongoing existence of the underlying fund and the underlying fund’s ability to provide economic exposure to REITs included in the Fund’s target index.

If the Fund is unable to invest directly or through the underlying fund or to obtain exposure to REITs through alternative means, then the Fund may be unable to own the desired amount of certain REITs, which may increase tracking error.

16

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

In addition to investing in common stocks of REITs and other real estate-related investments, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.

• Add value when these instruments are attractively priced.

The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Fund‘s use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Fund attempts to mitigate this risk by requiring the posting of collateral by its counterparty.

The Fund‘s derivative investments may include total return swaps or other derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

17

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see “How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?” If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy. Please consult the Fund‘s Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

18

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

19

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

20

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard. The exemptive order is not, however, available to the Fund. Accordingly, investment companies seeking to invest in the Fund must adhere to the limits set forth in Section 12(d)(1) of the Investment Company Act of 1940.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Authorized broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

21

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

To the extent that the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations.

22

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

Under the terms of an SEC exemption, the Fund‘s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund‘s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

23

The managers primarily responsible for the day-to-day management of the Fund are:

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1996 (co-managed since 2016). Education: B.S., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash”
expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.

24

Reinvestment of Distributions

In order to reinvest distributions, investors in the Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions (other than any return of capital) are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund. Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for qualified dividend income treatment.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Dividend distributions attributable to the Fund’s REIT investments are generally not eligible for the corporate dividends-received deduction.

25

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your ETF Shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

26

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for the Fund’s ETF Shares.

27

Additional Information

		Vanguard
	Inception	Fund	CUSIP
	Date	Number	Number
Real Estate Index Fund
ETF Shares	9/23/2004	986	922908553
	(Investor Shares
	5/13/1996)

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

28

Financial Highlights

The following financial highlights table is intended to help you understand the ETF Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The ETF Shares began fiscal year 2018 with a net asset value (share price) of
$82.43 per share. During the year, each ETF Share earned $2.499 from investment income (interest and dividends). There was a decline of $1.945 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.554 per share from investment operations.

Shareholders received $2.492 per share in the form of dividend and capital gains distributions. Return of capital was $1.022 per share. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $79.47, reflecting earnings of $0.554 per share and distributions of $3.514 per share. This was a decrease of $2.96 per share (from $82.43 at the beginning of the year to $79.47 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.59% for the year.

As of January 31, 2018, the ETF Shares had approximately $32 billion in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 3.01% of average net assets. The Fund sold and replaced securities valued at 6% of its net assets.

29

Real Estate Index Fund ETF Shares
				Year Ended January 31,
For a Share Outstanding
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$82.43	$77.05	$86.49	$67.36	$68.24
Investment Operations
Net Investment Income	2.499[1]	2.334	2.217	2.011	1.814
Net Realized and Unrealized Gain (Loss)
on Investments	(1.945)	7.022	(8.533)	20.038	.097
Total from Investment Operations	.554	9.356	(6.316)	22.049	1.911
Distributions
Dividends from Net Investment Income	(2.458)	(2.353)	(2.170)	(1.947)	(1.955)
Distributions from Realized Capital Gains	(.034)	(.563)	—	—	—
Return of Capital	(1.022)	(1.060)	(.954)	(.972)	(.836)
Total Distributions	(3.514)	(3.976)	(3.124)	(2.919)	(2.791)
Net Asset Value, End of Period	$79.47	$82.43	$77.05	$86.49	$67.36
Total Return	0.59%	12.25%	–7.31%	33.41%	2.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,377	$33,527	$27,007	$29,487	$18,528
Ratio of Total Expenses to Average
Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate[2]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

30

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

31

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Distributions. Payments to mutual fund shareholders of dividend income, capital gains, and return of capital generated by the fund’s investment activities and distribution policies, after expenses.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

32

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US REIT Index. An index that is composed of stocks of publicly traded equity real estate investment trusts (known as REITs).

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

33

Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Wholly Owned Subsidiary. A company of which 95% or more of the outstanding voting securities are owned by another company, as defined by the Investment Company Act of 1940.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

34

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Real Estate ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund’s ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-03916

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

© 2018 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 986 052018

Vanguard Energy Fund
Prospectus

May 25, 2018

Investor Shares & Admiral™ Shares
Vanguard Energy Fund Investor Shares (VGENX)
Vanguard Energy Fund Admiral Shares (VGELX)

This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2018.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	27
More on the Fund	7	Purchasing Shares	27
The Fund and Vanguard	17	Converting Shares	30
Investment Advisors	18	Redeeming Shares	32
Dividends, Capital Gains, and Taxes	20	Exchanging Shares	35
Share Price	22	Frequent-Trading Limitations	36
Financial Highlights	24	Other Rules You Should Know	38
		Fund and Account Updates	42
		Employer-Sponsored Plans	44
		Contacting Vanguard	45
		Additional Information	46
		Glossary of Investment Terms	47

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.33%	0.27%
12b-1 Distribution Fee	None	None
Other Expenses	0.05%	0.03%
Total Annual Fund Operating Expenses	0.38%	0.30%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$39	$122	$213	$480
Admiral Shares	$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation or pollution control. The Fund may invest in foreign stocks as part of its principal investment strategy. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. Additionally, commodity prices may have a significant impact on the stock prices of energy companies.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes and a comparative benchmark, which have investment characteristics similar to those of the Fund. MSCI ACWI Energy Index returns are adjusted for withholding taxes. Returns for the Global Natural Resources Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Energy Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2018, was –2.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.05% (quarter ended June 30, 2008), and the lowest return for a quarter was –30.47% (quarter ended September 30, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Vanguard Energy Fund Investor Shares
Return Before Taxes	3.17%	1.77%	–0.12%
Return After Taxes on Distributions	2.36	0.80	–0.99
Return After Taxes on Distributions and Sale of Fund Shares	2.28	1.23	–0.08
Vanguard Energy Fund Admiral Shares
Return Before Taxes	3.26%	1.84%	–0.06%
Comparative Benchmarks
MSCI ACWI Energy Index
(reflects no deduction for fees or expenses)	6.77%	0.83%	–1.15%
Standard & Poor's Energy Sector Index
(reflects no deduction for fees, expenses, or taxes)	–1.01	2.78	1.16
Spliced Energy Index
(reflects no deduction for fees, expenses, or taxes)	6.77	0.83	–1.11
Global Natural Resources Funds Average
(reflects no deduction for taxes)	7.96	–0.68	–3.74

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

Investment Advisors

Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Gregory J. LeBlanc, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. He has co-managed a portion of the Fund since 2015.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He has co-managed a portion of the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Energy Fund’s expense ratios would be as follows:
for Investor Shares, 0.38%, or $3.80 per $1,000 of average net assets; for
Admiral Shares, 0.30%, or $3.00 per $1,000 of average net assets. The average expense ratio for global natural resources funds in 2017 was 1.36%, or $13.60 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

7

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in common stocks of companies principally engaged in activities in the energy industry may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation or pollution control.

The Fund is subject to industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. Because the Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of the energy industry. Additionally, commodity prices may have a significant impact on the stock prices of energy companies.

The Fund faces the risk that the earnings, dividends, and stock prices of energy companies will be greatly affected by changes in the prices and supplies of and demand for oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including, but not limited to, changes in international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), relationships among OPEC members and between OPEC and oil-importing nations, energy conservation, the regulatory environment, government tax policies, weather, financing costs, and the economic growth and stability of the key energy-consuming countries. Because the Fund’s performance depends on a variety of factors affecting energy companies, rather than on the stock markets generally, the performance of the Fund could decline, even if the performance of either the U.S. or foreign stock market is positive.

8

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Most of the stocks held by the Fund are mid- and large-capitalization stocks because such stocks tend to be dominant in the energy industry.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of January 31, 2018, was $49.7 billion.

There is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. As a group, mid- and large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

U.S. Stocks

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Average Annual Returns
(1926–2017)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.9%
Worst	–43.1	–12.4	–1.4	3.1
Average	12.0	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2017. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995

9

through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than—and at times have performed quite differently from—the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including special industry risks and less certain growth and dividend prospects for smaller companies.

Foreign Stocks

The Fund may invest up to 100% of its assets in foreign stocks.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

Foreign Stock Market Average Annual Returns
(1970–2017)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	11.1	9.4	9.5	9.7

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2017. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile and substantially less liquid than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different foreign markets—as well as for the U.S. market for comparison—from 2008 through 2017, as measured by their respective indexes.

10

Average Annual Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2008	–46.42%	–36.42%	–53.33%	–37.00%
2009	35.83	24.18	78.51	26.46
2010	3.88	15.92	18.88	15.06
2011	–11.06	–13.74	–18.42	2.11
2012	19.12	14.42	18.22	16.00
2013	25.23	18.27	–2.60	32.39
2014	–6.18	–2.70	–2.19	13.69
2015	–2.84	2.96	–14.92	1.38
2016	–0.40	4.18	11.19	11.96
2017	25.51	24.64	37.28	21.83
1 European market returns are measured by the MSCI Europe Index, Pacific market returns are measured by the MSCI Pacific
Index, emerging markets returns are measured by the MSCI Emerging Markets Index, and U.S. market returns are measured by the S&P 500 Index.
2 MSCI Index returns reflect the reinvestment of cash dividends after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Fund in particular.

The Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

To the extent that the Fund invests in stocks of companies listed for trading in emerging markets or companies with operations located in emerging markets, the Fund is subject to emerging markets risk. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

11

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar
U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks and other investments for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Although each advisor uses a different process to select securities for its portion of the Fund’s assets, the overall investment strategy of the Fund is designed to provide returns that are broadly representative of the energy sector. To achieve this, the Fund invests in the common stocks of companies engaged in the following energy-related areas: the exploration, production, transmission, refining, storing, marketing, control, and measurement of energy or energy fuels; the making and servicing of component products for such activities; energy research or experimentation; and operations related to energy conservation and pollution control. These areas may involve newer sources of energy, such as geothermal, nuclear, and solar power, as well as more traditional sources of energy, such as oil, natural gas, and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, companies in these new areas will also be considered for the Fund. A security will generally be considered to be in the energy industry if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, one or more of the energy-related areas listed above.

12

Wellington Management Company LLP (Wellington Management) uses a bottom up approach, in which stocks are chosen based on the advisor’s fundamental analysis and its assessment of valuation. Although oil and gas price expectations are considered, company-specific factors such as the quality of the companies’ assets, internal reinvestment opportunities, investment plans to capitalize on those opportunities, and quality of management are key inputs in the decision-making process. The advisor also considers the supply and demand outlook across the various subindustries of the energy sector in an effort to identify the most attractive parts of the energy market in which to invest. When assessing valuation, the advisor evaluates multiple metrics, including earnings, cash flows, and asset values. A security will be sold when the advisor believes that an alternative investment provides more attractive risk/return characteristics or when the advisor otherwise determines that a sale is appropriate.

The Vanguard Group, Inc. (Vanguard) constructs a diversified portfolio of energy-related stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the benchmark while seeking to maintain a risk profile similar to that of the FTSE All World Oil & Gas Index. This process was developed and managed by Vanguard’s Alpha Equity Investment team. It is continually evolving, and all potential enhancements to the process go through rigorous peer vetting and validation before being implemented.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund‘s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

In addition to investing in the common stocks of companies principally engaged in activities in the energy industry, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly

13

greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to foreign currency exchange forward contracts.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-
traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Vanguard administers a small portion of the Fund‘s assets to facilitate cash flows to and from the Fund‘s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

14

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with other positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the

Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—

15

in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

16

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This rate gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $4.7 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

17

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of January 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of January 31, 2018, Vanguard served as advisor for approximately $4.1 trillion in assets.

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the MSCI ACWI Energy Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides

18

investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2018, the aggregate advisory fees and expenses represented an effective annual rate of 0.15% of the Fund’s average net assets before a performance-based increase of less than 0.01%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ended July 31.

The managers primarily responsible for the day-to-day management of the Fund are:

Gregory J. LeBlanc, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management. He has worked in investment management since 1995, has been involved in managing investment portfolios since 2000, and has managed a portion of the Fund since 2015. Education: B.A., Bates College.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

19

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

20

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

21

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing

22

bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

23

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2018 with a net asset value (share price) of $52.70 per share. During the year, each Investor Share earned $1.477 from investment income (interest and dividends) and $3.035 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.592 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $55.62, reflecting earnings of $4.512 per share and distributions of $1.592 per share. This was an increase of $2.92 per share (from $52.70 at the beginning of the year to $55.62 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.75% for the year.

As of January 31, 2018, the Investor Shares had approximately $3 billion in net assets. For the year, the expense ratio was 0.38% ($3.80 per $1,000 of net assets), and the net investment income amounted to 2.86% of average net assets. The Fund sold and replaced securities valued at 24% of its net assets.

24

Energy Fund Investor Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$52.70	$40.43	$51.53	$63.85	$62.66
Investment Operations
Net Investment Income	1.477[1,2]	.982	1.096	1.276	1.291
Net Realized and Unrealized Gain (Loss)
on Investments	3.035	12.275	(11.118)	(9.436)	2.413
Total from Investment Operations	4.512	13.257	(10.022)	(8.160)	3.704
Distributions
Dividends from Net Investment Income	(1.592)	(.987)	(1.078)	(1.206)	(1.277)
Distributions from Realized Capital Gains	—	—	—	(2.954)	(1.237)
Total Distributions	(1.592)	(.987)	(1.078)	(4.160)	(2.514)
Net Asset Value, End of Period	$55.62	$52.70	$40.43	$51.53	$63.85
Total Return[3]	8.75%	32.73%	–19.53%	–13.16%	5.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,968	$3,452	$2,693	$3,334	$4,138
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.41%	0.37%	0.37%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.86%[2]	1.97%	2.20%	1.84%	1.97%
Portfolio Turnover Rate	24%	29%	23%	31%	17%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.342 and 0.67%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

25

Energy Fund Admiral Shares
			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$98.88	$75.85	$96.69	$119.83	$117.63
Investment Operations
Net Investment Income	2.815[1,2]	1.918	2.113	2.479	2.530
Net Realized and Unrealized Gain (Loss)
on Investments	5.730	23.035	(20.872)	(17.726)	4.491
Total from Investment Operations	8.545	24.953	(18.759)	(15.247)	7.021
Distributions
Dividends from Net Investment Income	(3.075)	(1.923)	(2.081)	(2.351)	(2.500)
Distributions from Realized Capital Gains	—	—	—	(5.542)	(2.321)
Total Distributions	(3.075)	(1.923)	(2.081)	(7.893)	(4.821)
Net Asset Value, End of Period	$104.35	$98.88	$75.85	$96.69	$119.83
Total Return[3]	8.84%	32.83%	–19.48%	–13.11%	5.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,796	$7,231	$5,428	$6,569	$7,540
Ratio of Total Expenses to Average Net Asset[4]	0.30%	0.33%	0.31%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.94%[2]	2.05%	2.26%	1.90%	2.03%
Portfolio Turnover Rate	24%	29%	23%	31%	17%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.643 and 0.67%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

26

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

27

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

28

exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

29

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

30

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

31

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund. For example, if you redeem $100 via a wire, you will receive the full $100, and your fund account will also be assessed the $10 fee by redeeming additional fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the fee amount. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

32

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of

33

the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

34

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

35

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

36

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

37

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe

38

that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions may be acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

39

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

40

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services account.*

• Accounts held through intermediaries.*

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.** Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* Please note that intermediaries, including Vanguard Brokerage Services, may charge a separate fee.

** The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

41

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

42

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Energy Fund twice a year, in March and September. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisors.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

43

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

44

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

45

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Energy Fund
Investor Shares	5/23/1984	Energy	51	921908109
Admiral Shares	11/12/2001	EnergyAdml	551	921908802

CFA® is a registered trademark owned by CFA Institute.

46

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI Energy Index. An index that measures the energy-related equities market performance of developed and emerging markets.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE.

47

Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Energy Index. An index that reflects performance of the S&P Energy Sector Index through May 31, 2010, and the MSCI ACWI Energy Index thereafter.

Standard & Poor’s Energy Sector Index. An index that tracks the stocks of the energy-related companies within the S&P 500 Index.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

48

This page intentionally left blank.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Energy Fund, the following documents are available	Participant Services
free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
performance during its last fiscal year.	Client Services Department
Telephone: 800-662-2739; Text telephone for people
Statement of Additional Information (SAI)
with hearing impairment: 800-749-7273
The SAI provides more detailed information about the
Fund and is incorporated by reference into (and thus	Information Provided by the Securities and
legally a part of) this prospectus.	Exchange Commission (SEC)
You can review and copy information about the Fund
To receive a free copy of the latest annual or semiannual	(including the SAI) at the SEC’s Public Reference Room in
report or the SAI, or to request additional information	Washington, DC. To find out more about this public
about the Fund or other Vanguard funds, please visit	service, call the SEC at 202-551-8090. Reports and other
vanguard.com or contact us as follows:	information about the Fund are also available in the
EDGAR database on the SEC’s website at www.sec.gov,
If you are an individual investor:
or you can receive copies of this information, for a fee, by
The Vanguard Group
electronic request at the following email address:
Investor Information Department
publicinfo@sec.gov, or by writing the Public Reference
P.O. Box 2600	Section, Securities and Exchange Commission,
Valley Forge, PA 19482-2600	Washington, DC 20549-1520.
Telephone: 800-662-7447; Text telephone for people
with hearing impairment: 800-749-7273	Fund’s Investment Company Act file number: 811-03916

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 051 052018

PART B

VANGUARD® SPECIALIZED FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 25, 2018

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated May 25, 2018). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-4
Investment Strategies, Risks, and Nonfundamental Policies	B-5
Share Price	B-24
Purchase and Redemption of Shares	B-24
Management of the Funds	B-25
Investment Advisory and Other Services	B-42
Portfolio Transactions	B-51
Proxy Voting Guidelines	B-53
Information About the ETF Share Class	B-58
Financial Statements	B-66

DESCRIPTION OF THE TRUST

Vanguard Specialized Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Dividend Appreciation Index Fund	VDAIX	VDADX	—	VIG
Vanguard Dividend Growth Fund	VDIGX	—	—	—
Vanguard Energy Fund	VGENX	VGELX	—	—
Vanguard Health Care Fund	VGHCX	VGHAX	—	—
Vanguard Precious Metals and Mining Fund	VGPMX	—	—	—
Vanguard Real Estate Index Fund[3]	VGSIX	VGSLX	VGSNX	VNQ
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 Formerly known as Vanguard REIT Index Fund.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization

The Trust was organized as a Pennsylvania business trust in 1983, was reorganized as a Maryland corporation in 1986, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Specialized Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Precious Metals and Mining Fund and Real Estate Index Fund, are classified as diversified within the meaning of the 1940 Act. The Precious Metals and Mining Fund and Real Estate Index Fund are classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (for the Precious Metals and Mining and Real Estate Index Funds); Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 (for the Dividend Growth Fund) and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Dividend Appreciation Index, Energy and Health Care Funds) serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with each Funds‘ shares.

Conversion Rights. Shareholders of each Fund (except the Dividend Growth and Precious Metals and Mining Funds) may convert their shares into another class of shares of the same Fund upon satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class. There are no conversion rights associated with the Dividend Growth and Precious Metals and Mining Funds.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that each Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Funds are ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Because dividends from REITs are generally not eligible for qualified dividend treatment, the Real Estate Index Fund’s dividend distributions attributable to its REIT investments are generally not expected to be eligible for that treatment. Capital gains distributed by the Funds, including those received from or in respect of its REIT investments, are also not eligible for treatment as qualified dividend income.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable inco me from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Because dividends from REITs are not eligible for the dividends–received deductions, the Real Estate Index Fund’s dividend distributions attributable to its REIT investments are generally not expected to be eligible for the deduction. Capital gains distributed by the Funds are also not eligible for the dividends-received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund (other than Vanguard Precious Metals and Mining Fund and Vanguard Real Estate Index Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Vanguard Precious Metals and Mining Fund and Vanguard Real Estate Index Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

Industry Concentration. Each Fund (other than Vanguard Dividend Appreciation Index Fund and Vanguard Dividend Growth Fund) will concentrate its investments in the securities of issuers whose principal business activities are in the industry denoted by the Fund name.

Vanguard Dividend Appreciation Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Vanguard Dividend Growth Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective. The investment objectives of Vanguard Energy Fund, Vanguard Precious Metals and Mining Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s Financial Services LLC (Standard & Poor’s)) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemptive order granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Please note that Vanguard Real Estate Index Fund is not able to rely on the SEC exemptive order granted to Vanguard because it may invest a portion of its assets in a wholly owned subsidiary, as defined by the 1940 Act, which is itself a registered investment company. Accordingly, investment companies investing in Vanguard Real Estate Index Fund must adhere to the limits of Section 12(d)(1) of the 1940 Act.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People’s Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.

Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund’s index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights.

Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Each Fund’s obligations under futures contracts will not exceed 20% of its total assets.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency;

and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the requirement to redeliver the securities within the standard settlement time applicable to the relevant trading market. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Passive Foreign Investment Companies. Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from a Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions and on the proceeds of the sale, redemption, or exchange of fund shares. Please consult your tax advisor for more information about these rules.

Tax Matters—Special Tax Rules for Non-U.S. Investors in Real Estate Index Fund. Because of the nature of the Fund’s investments, the Fund is and expects to continue to be a “qualified investment entity” under Section 897(h) of the IRC. As a result, certain capital gain distributions from the Fund to non-U.S. investors that are attributable to the Fund’s direct or indirect investments in REITs could be subject to ordinary income treatment (regardless of any reporting by the Fund that such distribution is a short-term or long-term capital gain dividend that would otherwise be exempt from U.S. withholding), and thus subject to a 30% withholding tax rate (or a lower applicable treaty rate). For non-U.S. investors owning more than 5% of a class of the Fund, these distributions may be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” and subject to applicable withholding taxes and to U.S. federal income taxation at graduated rates, as well as require the filing of U.S. federal income tax returns. Under certain circumstances, a greater-than-5% non-U.S. investor could also be subject to U.S. withholding tax on the redemption of its Fund shares or on certain return-of-capital distributions from the Fund, in which case such investor could also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption or distribution.

These and other U.S. tax rules governing the taxation of non-U.S. investors in U.S. real property interests is complex. Non-U.S. investors are urged to consult their tax advisor for more information about these rules.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Regulatory restrictions in India. Shares of Vanguard Energy Fund and Vanguard Precious Metals and Mining Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the Funds shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or

held by, for, on the account of, or for the benefit of (1) a “person resident in India” (as defined under applicable Indian law), (2) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (3) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Funds, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Dividend Appreciation Index, Energy, Health Care, and Real Estate Index Funds is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. NAV per share for the Dividend Growth and Precious Metals and Mining Funds is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open). The wholly owned subsidiary, within the meaning of the 1940 Act, in which Vanguard Real Estate Index Fund may invest also does not calculate its NAV when the Exchange is closed, but the value of its assets may also be affected to the extent that it holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a shareholder or a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The Real Estate Index Fund has entered into a Special Service Agreement with Vanguard. Under the agreement, to the extent the Fund’s assets are invested in another Vanguard fund, including a wholly owned subsidiary, such assets will be excluded when allocating to the Fund its share of the costs of Vanguard’s operations. The amount of direct expenses incurred by the Fund will decrease, and the amount of indirect expenses incurred through investment in the wholly owned subsidiary will increase, to the extent the Fund invests a greater percentage of its assets in the wholly owned subsidiary.

The funds’ officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

In addition, the amount the Real Estate Index Fund is required to contribute to Vanguard’s capital will be reduced to the extent that the Real Estate Index Fund invests in the wholly owned subsidiary.

As of January 31, 2018, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution to	Fund’s Average	Vanguard’s
Vanguard Fund	Vanguard	Net Assets	Capitalization
Dividend Appreciation Index Fund	$1,862,000	0.01%	0.74%
Dividend Growth Fund	1,821,000	0.01	0.73
Energy Fund	521,000	0.01	0.21
Health Care Fund	2,577,000	0.01	1.03
Precious Metals and Mining Fund	142,000	0.01	0.06
Real Estate Index Fund	3,508,000	0.01	1.40

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

n Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

n Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

n Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

n Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

n Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

n Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.

n Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC participates in an offshore arrangement established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended January 31, 2016, 2017, and 2018, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2016	2017	2018
Dividend Appreciation Index Fund
Management and Administrative Expenses	0.08%	0.07%	0.07%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Dividend Growth Fund
Management and Administrative Expenses	0.14%	0.12%	0.12%
Marketing and Distribution Expenses	0.02	0.02	0.01
Energy Fund
Management and Administrative Expenses	0.12%	0.15%	0.15%
Marketing and Distribution Expenses	0.01	0.01	0.01
Health Care Fund
Management and Administrative Expenses	0.15%	0.14%	0.14%
Marketing and Distribution Expenses	0.01	0.01	0.01
Precious Metals and Mining Fund
Management and Administrative Expenses	0.19%	0.20%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.02
Real Estate Index Fund
Management and Administrative Expenses	0.11%	0.11%	0.11%
Marketing and Distribution Expenses	0.01	0.01	0.01

The Energy Fund’s investment advisor may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustees[1]
F. William McNabb III	Chairman of the	July 2009	Chairman of the board (January 2010–present) of	208
(1957)	Board		Vanguard and of each of the investment companies
served by Vanguard, trustee (2009–present) of each of
the investment companies served by Vanguard, and
director (2008–present) of Vanguard. Chief executive
officer and president (2008–2017) of Vanguard and of
each of the investment companies served by
Vanguard, managing director (1995–2008) of Vanguard,
and director (1997–2018) of Vanguard Marketing
Corporation. Director (2018–present) of UnitedHealth
Group.

Mortimer J. Buckley	Chief Executive	January 2018	Chief executive officer (January 2018–present) of	208
(1969)	Officer and		Vanguard; chief executive officer, president, and
	President		trustee (January 2018–present) of each of the
investment companies served by Vanguard; president
and director (2017–present) of Vanguard; and president
(February 2018–present) of Vanguard Marketing
Corporation. Chief investment officer (2013–2017),
managing director (2002–2017), head of the Retail
Investor Group (2006–2012), and chief information
officer (2001–2006) of Vanguard. Chairman of the
board (2011–2017) of the Children’s Hospital of
Philadelphia.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the 1940 Act, because they are officers of the Trust.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Executive chief staff and marketing officer for North	208
(1948)			America and corporate vice president (retired 2008) of
			Xerox Corporation (document management products
			and services). Former president of the Worldwide
			Channels Group, Latin America, and Worldwide
			Customer Service and executive chief staff officer of
			Developing Markets of Xerox. Executive in residence
			and 2009–2010 Distinguished Minett Professor at the
			Rochester Institute of Technology. Lead director of SPX
			FLOW, Inc. (multi-industry manufacturing). Director of
			the University of Rochester Medical Center, the
			Monroe Community College Foundation, the United
			Way of Rochester, North Carolina A&T University, and
			Roberts Wesleyan College. Trustee of the University of
			Rochester.

Amy Gutmann	Trustee	June 2006	President (2004–present) of the University of	208
(1949)			Pennsylvania. Christopher H. Browne Distinguished
			Professor of Political Science, School of Arts and
			Sciences, and professor of communication,
			Annenberg School for Communication, with secondary
			faculty appointments in the Department of Philosophy,
			School of Arts and Sciences, and at the Graduate
			School of Education, University of Pennsylvania.
			Trustee of the National Constitution Center.

JoAnn Heffernan Heisen	Trustee	July 1998	Corporate vice president of Johnson & Johnson	208
(1950)			(pharmaceuticals/medical devices/consumer products)
			and member of its executive committee (1997–2008).
			Chief global diversity officer (retired 2008), vice
			president and chief information officer (1997–2006),
			controller (1995–1997), treasurer (1991–1995), and
			assistant treasurer (1989–1991) of Johnson &
			Johnson. Director of Skytop Lodge Corporation
			(hotels) and the Robert Wood Johnson Foundation.
			Member of the advisory board of the Institute for
			Women’s Leadership at Rutgers University.

F. Joseph Loughrey	Trustee	October 2009	President and chief operating officer (retired 2009) and	208
(1949)			vice chairman of the board (2008–2009) of Cummins
			Inc. (industrial machinery). Chairman of the board of
			Hillenbrand, Inc. (specialized consumer services),
			Oxfam America, and the Lumina Foundation for
			Education. Director of the V Foundation for Cancer
			Research. Member of the advisory council for the
			College of Arts and Letters and chair of the advisory
			board to the Kellogg Institute for International Studies,
			both at the University of Notre Dame.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Mark Loughridge	Lead Independent	March 2012	Senior vice president and chief financial officer (retired	208
(1953)	Trustee		2013) of IBM (information technology services).
			Fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013), senior vice president and
			general manager (2002–2004) of IBM Global
			Financing, vice president and controller (1998–2002) of
			IBM, and a variety of other prior management roles at
			IBM. Member of the Council on Chicago Booth.

Scott C. Malpass	Trustee	March 2012	Chief investment officer (1989–present) and vice	208
(1962)			president (1996–present) of the University of Notre
			Dame. Assistant professor of finance at the Mendoza
			College of Business, University of Notre Dame, and
			member of the Notre Dame 403(b) Investment
			Committee. Chairman of the board of TIFF Advisory
			Services, Inc. Member of the board of Catholic
			Investment Services, Inc. (investment advisors), the
			board of advisors for Spruceview Capital Partners, and
			the board of superintendence of the Institute for the
			Works of Religion.

Deanna Mulligan	Trustee	January 2018	President (2010–present) and chief executive officer	208
(1963)			(2011–present) of The Guardian Life Insurance
			Company of America.[2] Chief operating officer (2010–
			2011) and executive vice president (2008–2010) of
			Individual Life and Disability of The Guardian Life
			Insurance Company of America. Member of the board
			of The Guardian Life Insurance Company of America,
			the American Council of Life Insurers, the Partnership
			for New York City (business leadership), and the
			Committee Encouraging Corporate Philanthropy.
			Trustee of the Economic Club of New York and the
			Bruce Museum (arts and science). Member of the
			Advisory Council for the Stanford Graduate School of
			Business.

André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	208
(1952)			Emeritus at the Harvard Business School (retired
			2011). Chief investment officer and co-managing
			partner of HighVista Strategies LLC (private
			investment firm). Overseer of the Museum of Fine
			Arts Boston.

Sarah Bloom Raskin	Trustee	January 2018	Deputy secretary (2014–2017) of the United States	208
(1961)			Department of the Treasury. Governor (2010–2014) of
			the Federal Reserve Board. Commissioner (2007–
			2010) of financial regulation for the State of Maryland.
			Member of the board of directors (2012–2014) of
			Neighborhood Reinvestment Corporation. Director of
			i(x) Investments, LLC.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Peter F. Volanakis	Trustee	July 2009	President and chief operating officer (retired 2010) of	208
(1955)			Corning Incorporated (communications equipment)
and director of Corning Incorporated (2000–2010) and
Dow Corning (2001–2010). Director (2012) of SPX
Corporation (multi-industry manufacturing). Overseer
of the Amos Tuck School of Business Administration,
Dartmouth College (2001–2013). Chairman of the
board of trustees of Colby-Sawyer College. Member of
the Board of Hypertherm Inc. (industrial cutting
systems, software, and consumables).

2 Guardian Life provides group insurance and administrative services for employee benefits such as group life, dental, vision, and disability coverage to two advisors, each of which manages one or more of the Vanguard funds. Amounts paid by these advisors to Guardian Life for such insurance and services were less than
0.006% of Guardian Life’s premium revenues in each of 2015 and 2016. Park Avenue Securities (PAS) is an indirect, wholly owned subsidiary of Guardian Life and a dually registered broker-dealer and investment advisor. From time to time, PAS receives payments related to the sale of certain non-Vanguard mutual funds advised by firms that also advise certain Vanguard funds. In 2016, these payments amounted to less than 0.15% of PAS’ revenues and PAS’ earnings comprised less than
1% of Guardian Life’s pre-tax earnings. Deanna Mulligan is not an officer or director of PAS.
Executive Officers
Glenn Booraem	Investment	February 2001	Principal of Vanguard. Investment stewardship officer	208
(1967)	Stewardship		(2017–present), treasurer (2015–2017), controller
	Officer		(2010–2015), and assistant controller (2001–2010) of
			each of the investment companies served by
			Vanguard.

Christine M. Buchanan	Treasurer	November 2017	Principal of Vanguard and global head of Fund	208
(1970)			Administration at Vanguard. Treasurer (2017–present)
			of each of the investment companies served by
			Vanguard. Partner (2005–2017) at KPMG LLP (audit,
			tax, and advisory services).

Brian Dvorak	Chief Compliance	June 2017	Principal of Vanguard. Chief compliance officer (2017–	208
(1973)	Officer		present) of Vanguard and of each of the investment
			companies served by Vanguard. Assistant vice
			president (2017–present) of Vanguard Marketing
			Corporation. Vice president and director of Enterprise
			Risk Management (2011–2013) at Oppenheimer Funds,
Inc.

Thomas J. Higgins	Chief Financial	July 1998	Principal of Vanguard. Chief financial officer (2008–	208
(1957)	Officer		present) and treasurer (1998–2008) of each of the
			investment companies served by Vanguard.

Peter Mahoney	Controller	May 2015	Principal of Vanguard. Controller (2015–present) of	208
(1974)			each of the investment companies served by
			Vanguard. Head of International Fund Services (2008–
			2014) at Vanguard.

Anne E. Robinson	Secretary	September 2016	General counsel (2016–present) of Vanguard.	208
(1970)			Secretary (2016–present) of Vanguard and of each of
			the investment companies served by Vanguard.
			Managing director (2016–present) of Vanguard.
			Director and senior vice president (2016–2018) of
			Vanguard Marketing Corporation. Managing director
			and general counsel of Global Cards and Consumer
			Services (2014–2016) at Citigroup. Counsel (2003–
			2014) at American Express.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Michael Rollings	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of	208
(1963)			each of the investment companies served by
Vanguard. Managing director (2016–present) of
Vanguard. Chief financial officer (2016–present) of
Vanguard. Director (2016–present) of Vanguard
Marketing Corporation. Executive vice president and
chief financial officer (2006–2016) of MassMutual
Financial Group.

All but two of the trustees are independent. The independent trustees designate a lead independent trustee and appoint the chairman of the board. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the interested trustees.

Board Committees: The Trust‘s board has the following committees:

n Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Ms. Heisen, Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Funds‘ fiscal year ended January 31, 2018.

n Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held one meeting during the Funds‘ fiscal year ended January 31, 2018.

n Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Funds‘ fiscal year ended January 31, 2018.

n Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ fiscal year ended January 31, 2018.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

n The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

n The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

n Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustees. Mr. McNabb and Mr. Buckley serve as trustees, but are not paid in this capacity. They are, however, paid in their roles as officers of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD SPECIALIZED FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds[1]	Funds’ Expenses[1]	January 1, 2018[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Mortimer J. Buckley[4]	—	—	—	—
Emerson U. Fullwood	$21,771	—	—	$244,000
Rajiv L. Gupta[5]	23,422	—	—	262,500
Amy Gutmann	21,771	—	—	244,000
JoAnn Heffernan Heisen	23,556	$323	$8,073	264,000
F. Joseph Loughrey	23,556	—	—	264,000
Mark Loughridge	26,412	—	—	296,000
Scott C. Malpass	21,149	—	—	237,030
Deanna Mulligan[4]	1,659	—	—	—
André F. Perold	21,771	—	—	244,000
Sarah Bloom Raskin[4]	1,659	—	—	—
Peter F. Volanakis	23,556	—	—	264,000
1 The amounts shown in this column are based on the Trust‘s fiscal year ended January 31, 2018. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 201 Vanguard funds for the 2017 calendar year.
4 Mr. Buckley, Ms. Mulligan, and Ms. Raskin became members of the Funds’ board effective January 1, 2018.
5 Mr. Gupta retired from the Funds’ board effective December 31, 2017.

Ownership of Fund Shares

All current trustees (including Mr. Buckley, Ms. Mulligan, and Ms. Raskin, who began service as trustees effective January 1, 2018) allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2017.

Aggregate Dollar
		Dollar Range of	Range of Vanguard
		Fund Shares	Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Dividend Appreciation Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	Over $100,000	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Dividend Growth Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Energy Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Aggregate Dollar
		Dollar Range of	Range of Vanguard
		Fund Shares	Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Health Care Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	Over $100,000	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

Precious Metals and Mining Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Real Estate Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of April 27, 2018, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of April 27, 2018, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):

Vanguard Dividend Appreciation Index Fund—Investor Shares: National Financial Services, Jersey City, NJ (19.70%), Charles Schwab & Co., Inc., San Francisco, CA (18.17%); Vanguard Dividend Appreciation Index Fund—Admiral Shares: National Financial Services, Jersey City, NJ (10.26%); Vanguard Dividend Growth Fund—Investor Shares: National

Financial Services, Jersey City, NJ (11.83%), Charles Schwab & Co., Inc., San Francisco, CA (11.47%); Vanguard Energy Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (11.38%), National Financial Services, Jersey City, NJ (7.68%); Vanguard Energy Fund—Admiral Shares: National Financial Services, Jersey City, NJ (7.63%); Vanguard Health Care Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (14.80%), National Financial Services, Jersey City, NJ (9.29%); Vanguard Precious Metals and Mining Fund—Investor Shares: National Financial Services, Jersey City, NJ (7.55%); Vanguard Real Estate Index Fund—Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (16.85%), National Financial Services, Jersey City, NJ (16.54%); Vanguard Real Estate Index Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (6.05%); Vanguard Real Estate Index Fund—Institutional Shares: Fidelity Investments Institutional Operations Co., Covington, KY (9.36%), National Financial Services, Jersey City, NJ (7.65%), The Regents of the University of California, Oakland, CA (5.48%), State Street Bank & Trust Company TR Transamerica Retirement Solutions Corporation, Harrison, NY (5.23%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of April 27, 2018, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard Dividend Appreciation Index Fund—ETF Shares: Charles Schwab & Co., Inc. (16.09%), National Financial Services LLC (12.60%), Merrill Lynch, Pierce, Fenner & Smith (11.28%), Vanguard Marketing Corporation (7.63%), TD Ameritrade Clearing, Inc. (7.05%), Morgan Stanley DW Inc. (5.89%); Vanguard Real Estate Index Fund—ETF Shares: Charles Schwab & Co., Inc. (12.42%), National Financial Services LLC (10.09%), First Clearing LLC (8.18%), TD Ameritrade Clearing, Inc. (7.81%), JP Morgan Chase Bank, National Association (7.15%), Wells Fargo Bank, National Association (6.42%).

A shareholder who owns more than 25% of a fund’s voting shares may be considered a controlling person. As of April 30, 2018, Vanguard Real Estate Index Fund owned 100% of the voting shares of Vanguard Real Estate II Index Fund. The Real Estate Index Fund must echo vote these shares in proportionately the same manner as shares voted by the Real Estate II Index Fund’s other shareholders, when present.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on exemptive relief from the Securities and Exchange Commission (SEC) permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds.

Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on exemptive relief from the SEC permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust currently uses three investment advisors:

n M&G Investment Management Limited (M&G) provides investment advisory services to Vanguard Precious Metals and Mining Fund.

n Wellington Management Company LLP (Wellington Management) provides investment advisory services to Vanguard Dividend Growth Fund and Vanguard Health Care Fund and for a portion of Vanguard Energy Fund.

n Vanguard provides investment advisory services to Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund and for a portion of Vanguard Energy Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended January 31, 2018.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Hereafter, each portion will be referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.

I. Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund

Vanguard, through its Equity Index Group, provides investment advisory services on an at-cost basis to Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended January 31, 2016, 2017, and 2018, the Funds incurred the following approximate advisory expenses:

Vanguard Fund	2016	2017	2018
Dividend Appreciation Index Fund	$2,257,000	$2,918,000	$3,298,000
Real Estate Index Fund	3,462,000	5,390,000	4,269,000

1. Other Accounts Managed

Walter Nejman and Gerard C. O’Reilly co-manage Vanguard Dividend Appreciation Index Fund; as of January 31, 2018, the Fund held assets of $35.9 billion. As of January 31, 2018, Mr. Nejman also co-managed 52 other registered investment companies with total assets of $2 trillion and 2 other pooled investment vehicles with total assets of $2.6 billion (none of which had advisory fees based on account performance). As of January 31, 2018, Mr. O’Reilly also co-managed 16 other registered investment companies with total assets of $1 trillion and 1 other pooled investment vehicle with total assets of $603 million (none of which had advisory fees based on account performance).

Walter Nejman and Gerard C. O’Reilly co-manage Vanguard Real Estate Index Fund; as of January 31, 2018, the Fund held assets of $60.5 billion. As of January 31, 2018, Mr. Nejman also co-managed 52 other registered investment companies with total assets of $1 trillion and 2 other pooled investment vehicles with total assets of $2.6 billion (none of which had advisory fees based on account performance). As of January 31, 2018, Mr. O’Reilly also co-managed 16 other registered investment companies with total assets of $1 trillion and 1 other pooled investment vehicle with total assets of $603 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of January 31, 2018, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the Fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For Vanguard Energy Fund, the bonus is based in part on the performance of the Vanguard-managed portion of the Fund relative to a benchmark over a trailing three-year period. The benchmark is derived from certain energy stocks in the MSCI ACWI Energy Index. For Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds or collective investment trusts that may invest in Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of January 31, 2018, Vanguard employees collectively invested more than $6.7 billion in Vanguard funds or collective investment trusts that may invest in Vanguard funds.

As of January 31, 2018, Mr. Nejman and Mr. O’Reilly did not own any shares of the Fund.

II. Vanguard Energy Fund

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Wellington Management Portfolio relative to that of the MSCI ACWI Energy Index over the preceding 36-month period.

During the fiscal years ended January 31, 2016, 2017, and 2018, the Fund incurred aggregate investment advisory fees and expenses of approximately $14,578,000 (before a performance-based increase of $3,071,000), $14,000,000 (before a performance-based increase of $2,757,000), and $13,947,000 (before a performance-based increase of $79,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended January 31, 2018, were approximately $604,000 (representing an effective annual rate of 0.01%). The investment advisory fee paid to Wellington Management for the fiscal year ended January 31, 2018, was $92,343,000 (representing an effective annual rate of 0.14%).

A. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

Gregory J. LeBlanc manages a portion of Vanguard Energy Fund; as of January 31, 2018, the Fund held assets of $9.8 billion. As of January 31, 2018, Mr. LeBlanc also managed 3 other registered investment companies with total assets of $11.5 million (advisory fees not based on account performance), 13 other pooled investment vehicles with total assets of $1.6 billion (advisory fees based on account performance for 3 of these accounts with total assets of $162 million), and 8 other accounts with total assets of $386 million (advisory fees based on account performance for 1 of these accounts with total assets of $90 million).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Wellington Management Portfolio’s or Fund’s manager (or managers) listed in the relevant prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. A Portfolio Manager makes investment decisions for each account, including the relevant Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Wellington Management Portfolio or Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to those of the relevant Wellington Management Portfolio or Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the relevant Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the relevant Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Mr. LeBlanc, Mr. Kilbride, and Ms. Hynes also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following information relates to the fiscal year ended January 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the MSCI ACWI Energy Net Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. LeBlanc is a Partner.

4. Ownership of Securities

As of January 31, 2018, Mr. LeBlanc owned shares of Vanguard Energy Fund in an amount exceeding $1 million.

B. Vanguard

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis for a portion of Vanguard Energy Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

1. Other Accounts Managed

James P. Stetler and Binbin Guo co-manage a portion of Vanguard Energy Fund; as of January 31, 2018, the Fund held assets of $9.8 billion. As of January 31, 2018, Mr. Stetler and Mr. Guo also co-managed 11 other registered investment companies with total assets of $141 billion (none of which had advisory fees based on account performance). As of January 31, 2018, Mr. Guo also co-managed 1 other pooled investment vehicle with total assets of $272 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Please refer to Vanguard’s discussion on page B-43.

3. Description of Compensation

Please refer to Vanguard’s discussion beginning on page B-43.

4. Ownership of Securities

As of January 31, 2018, Mr. Stetler and Mr. Guo did not own any shares of Vanguard Energy Fund.

III. Vanguard Precious Metals and Mining Fund

M&G Investment Management Limited (M&G) is a wholly owned subsidiary of Prudential plc (an insurance company based in the United Kingdom and not related to The Prudential Insurance Company of America).

The Fund pays M&G a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P Global Custom Metals and Mining Index over the preceding 36-month period.

During the fiscal years ended January 31, 2016, 2017, and 2018, the Fund incurred advisory fees of approximately $2,768,000 (before a performance-based decrease of $444,000), $3,372,000 (before a performance-based increase of $1,394,000), and $3,504,000 (before a performance-based decrease of $63,000,000), respectively.

1. Other Accounts Managed

Jamie J. Horvat manages Vanguard Precious Metals and Mining Fund; as of January 31, 2018, the Fund held assets of $2.6 billion. As of January 31, 2018, Mr. Horvat also managed 1 other pooled investment vehicle with total assets of $1.9 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Mr. Horvat is compensated in line with standard M&G practice, which is outlined in this section.

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that, in total, the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

n Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

n Bonus payment levels are closely aligned with “outputs,” chiefly investment performance but also other results such as asset accumulation. Bonuses are discretionary, variable year-on-year and reflect largely personal, team, and company performance. Depending on the fund’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard Precious Metals and Mining Fund, the performance factor of the fund manager’s bonus is dependent on the Fund’s pre-tax performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.

n M&G’s long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.

n The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

4. Ownership of Securities

As of January 31, 2018, Mr. Horvat did not own any shares of Vanguard Precious Metals and Mining Fund.

IV. Vanguard Dividend Growth Fund and Vanguard Health Care Fund

Vanguard Dividend Growth Fund and Vanguard Health Care Fund each pay Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Nasdaq US Dividend Achievers Select Index (for the Dividend Growth Fund) and the MSCI ACWI Health Care Net Index (for the Health Care Fund) over the preceding 36-month period.

During the fiscal years ended January 31, 2016, 2017, and 2018, Vanguard Dividend Growth Fund incurred advisory fees of approximately $30,211,000 (before a performance-based increase of $10,187,000), $39,076,000 (before a performance-based increase of $8,332,000, and $42,135,000 (before a performance-based decrease of $3,906,000), respectively.

During the fiscal years ended January 31, 2016, 2017, and 2018, Vanguard Health Care Fund incurred advisory fees of approximately $73,289,000 (before a performance-based increase of $8,275,000), $67,424,000 (before a performance-based increase of $17,703,000), and $68,071,000 (before a performance-based increase of $20,182,000), respectively.

1. Other Accounts Managed

Donald J. Kilbride manages Vanguard Dividend Growth Fund; as of January 31, 2018, the Fund held assets of $34.7 billion. As of January 31, 2018, Mr. Kilbride also managed 12 other registered investment companies with total assets of $11.6 billion (advisory fees not based on account performance), 8 other pooled investment vehicles with total assets of $474.4 million (advisory fees not based on account performance), and 17 other accounts with total assets of $2.7 billion (advisory fees based on account performance for 2 of these accounts with total assets of $521.7 million).

Jean M. Hynes manages Vanguard Health Care Fund; as of January 31, 2018, the Fund held assets of $49.1 billion. As of January 31, 2018, Ms. Hynes also managed 6 other registered investment companies with total assets of $677.9 million (advisory fees not based on account performance), 26 other pooled investment vehicles with total assets of $5.2 billion (advisory fees based on account performance for 10 of these accounts with total assets of $1.6 billion), and 23 other accounts with total assets of $3.5 billion (advisory fees based on account performance for 7 of these accounts with total assets of $2.1 billion).

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion beginning on page B-44.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Advisory Agreements between Wellington Management and the Trust on behalf of the Funds. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following relates to fiscal year ended January 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Portfolio Manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Funds and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Funds is linked to the net pre-tax performance of the Funds compared to the Nasdaq US Dividend Achievers Select Index (for the Dividend Growth Fund) and to the MSCI ACWI Health Care Net Index (for the Health Care Fund), over one-, three-, and five-year periods, with an emphasis on five-year results. Prior to August 1, 2013, the Portfolio Manager’s incentive payment relating to the Health Care Fund was linked to the net pre-tax performance of the MSCI ACWI Health Care Net Index (33.33%), S&P 500 Health Cap (33.33%), and Vanguard Health Competitive Group (33.34%). Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride and Ms. Hynes are Partners.

4. Ownership of Securities

As of January 31, 2018, Mr. Kilbride owned shares of Vanguard Dividend Growth Fund in an amount exceeding $1 million, and Ms. Hynes owned shares of Vanguard Health Care Fund in an amount exceeding $1 million.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with M&G and Wellington Management are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty, at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to Vanguard Dividend Appreciation Index Fund, Vanguard Real Estate Index Fund, and a portion of Vanguard Energy Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Securities Lending

The following table describes the securities lending activities of each Fund during the fiscal year ended January 31, 2018:

Vanguard Fund	Securities Lending Activities
Dividend Appreciation Index Fund
Gross income from securities lending activities	$671,410
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$1,519
Administrative fees not included in revenue split	$9,621
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$77,453
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$88,593
Net income from securities lending activities	$582,817

Vanguard Fund	Securities Lending Activities
Dividend Growth Fund
Gross income from securities lending activities	$425,749
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$2,091
Administrative fees not included in revenue split	$2,565
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$261,534
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$266,190
Net income from securities lending activities	$159,559
Energy Fund
Gross income from securities lending activities	$5,313,309
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$6,471
Administrative fees not included in revenue split	$85,535
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$629,927
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$721,933
Net income from securities lending activities	$4,591,376
Health Care Fund
Gross income from securities lending activities	$1,874,979
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$8,071
Administrative fees not included in revenue split	$15,660
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$971,555
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$995,286
Net income from securities lending activities	$879,693
Precious Metals and Mining Fund
Gross income from securities lending activities	$2,029,734
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$4,848
Administrative fees not included in revenue split	$26,645
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$475,682
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$507,175
Net income from securities lending activities	$1,522,559

Vanguard Fund	Securities Lending Activities
Real Estate Index Fund
Gross income from securities lending activities	$1,519,409
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$6,124
Administrative fees not included in revenue split	$16,214
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$576,830
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$599,168
Net income from securities lending activities	$920,241

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended January 31, 2016, 2017, and 2018, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2016	2017	2018
Dividend Appreciation Index Fund[1]	$425,000	$283,000	$230,000
Dividend Growth Fund	4,019,000	3,715,000	2,814,000
Energy Fund	5,367,000	4,923,000	4,783,000
Health Care Fund	8,968,000	8,351,000	5,543,000
Precious Metals and Mining Fund[2]	595,000	1,177,000	864,000
Real Estate Index Fund	2,132,000	1,825,000	1,299,000
1 The increase in brokerage commissions during the Fund’s fiscal year ended January 31, 2016, was the result of increased trading and a change in a component of the Index.
2 The increase in brokerage commissions from 2016 to 2017 was the result of market volatility, which can impact the frequency and magnitude of portfolio transactions, and a moderately higher level of turnover within the fund.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of January 31, 2018, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Dividend Appreciation Index Fund	—	—

Dividend Growth Fund	Societe Generale	$202,500,000

Energy Fund	Societe Generale	—

Health Care Fund	Banc of America Securities LLC	132,100,000
	Barclays Capital Inc.	112,400,000
	BNP Paribas Securities Corp.	85,500,000
	HSBC Securities (USA) Inc.	76,300,000
	RBC Capital Markets	106,500,000
	Scotia Capital Inc.	117,200,000
	Wells Fargo Securities, LLC	55,800,000

Precious Metals and Mining Fund	—	—

Real Estate Index Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated responsibility for monitoring proxy voting activities to the Investment Stewardship Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).
Actions of committee(s) on which nominee serves demonstrate serious failures of governance (e.g., unilaterally acting to significantly reduce shareholder rights, failure to respond to previous vote results for directors and shareholder proposals).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Proxy access

We believe that long-term investors may benefit from having proxy access, or the opportunity to place director nominees on a company’s proxy ballot. In our view, this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

That said, we also believe that proxy access provisions should be appropriately limited to avoid abuse by investors who lack a meaningful long-term interest in the company. As such, we generally believe that a shareholder or group of shareholders representing 3% of a company’s outstanding shares held for at least three years should be able to nominate directors for up to 20% of the seats on the board.

We will review proposals regarding proxy access case by case. The funds will be most likely to support access provisions with the terms described above, but they may support different thresholds based on a company’s other governance provisions, as well as other relevant factors.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through equity awards to be	Annual equity grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of equity grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Board with limited independence.
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).	Ownership trigger is less than 15%.
Highly independent, non-classified board.	Classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Increase in authorized shares

The funds are supportive of companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. We will generally approve increases of up to 50% of the current share authorization, but will also consider a company’s specific circumstances and market practices.

C. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

D. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

E. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

F. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

G. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

We vote case by case on all environmental and social proposals. We evaluate these resolutions in the context of our view that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. We evaluate each proposal on its merits and support those where we believe there is a logically demonstrable linkage between the specific proposal and long-term shareholder value. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosure and business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the FRB) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. Investment Stewardship

The Board has delegated the day-to-day operation of the funds’ proxy voting process to the Investment Stewardship team (Investment Stewardship), which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when Investment Stewardship will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

Investment Stewardship performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. Investment Stewardship also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with Investment Stewardship to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. A summary of the procedures and guidelines is available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard Dividend Appreciation Index and Vanguard Real Estate Index Funds (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard Dividend Appreciation Index Fund, the number of ETF Shares in a Creation Unit is 25,000; and for Vanguard Real Estate Index Fund, the number of ETF Shares in a Creation Unit is 100,000.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds’ distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund‘s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. The ETF Funds reserve the right to issue Creation Units for cash, rather than in kind.

Exchange Listing and Trading

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist a Fund‘s ETF Shares if the Fund’s ETF Shares do not continuously comply with the exchange’s listing rules. The exchange will also delist a Fund‘s ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund’s ETF Shares. The IOPV is designed as an estimate of an ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.

Conversions and Exchanges

Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor‘s request to convert, Vanguard will transfer conventional shares from the investor‘s account with Vanguard to the broker‘s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker‘s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor‘s account with 0.750 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor’s account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.

The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

n The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

n During the conversion process, an investor will remain fully invested in the Fund‘s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.

n The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

n During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.

Book Entry Only System

ETF Shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each

DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.

Purchase and Issuance of ETF Shares in Creation Units

Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units.

A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.

The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the transaction fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments and corporate actions or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the ETF Fund’s determination shall be final and binding.

Procedures for Purchasing Creation Units. An Authorized Participant may place an order to purchase Creation Units from an ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.

To initiate a purchase order for a Creation Unit (either through the Clearing Process or outside the Clearing Process) an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day‘s NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).

Placement of Purchase Orders Using the Clearing Process. For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant‘s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Deposit

Securities and the Cash Component will be transferred by the second NSCC business day following the date on which the purchase request is deemed received.

Placement of Purchase Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Fund’s designated agent on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a fund deposit is incomplete on the second business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; two business days after the trade date is known as “T+2”) because of the failed delivery of one or more of the Deposit Securities, an ETF Fund shall be entitled to cancel the purchase order. Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

n The order is not in proper form.

n The Deposit Securities delivered are not the same (in name or amount) as the published basket.

n Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund. n Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.

n Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.

n Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.

If the purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion but will not be more than the ETF Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. The maximum transaction fee on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Redemption of ETF Shares in Creation Units

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund rather than receive such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for each ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).

Transaction Fee on Redemptions of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for redemptions of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional charge on the cash-in-lieu portion of the redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the ETF Fund at its sole discretion but will not be more than the ETF Fund’s good faith estimate of the costs it will incur by selling portfolio securities to raise the necessary cash, which may include, if applicable, market-impact costs. The maximum transaction fee on redemptions of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Placement of Redemption Orders Using the Clearing Process. An Authorized Participant may place an order to redeem Creation Units of an ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.

An order to redeem Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of an ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by an ETF Fund after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the second NSCC business day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund‘s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.

If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the transmittal date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such transmittal date.

After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second business day following the transmittal date on which such redemption order is deemed received by the transfer agent.

If on T+2 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participants’ delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard. Please note that Vanguard Real Estate Index Fund is not able to rely on Vanguard’s SEC exemptive order. Accordingly, investment companies investing in Vanguard Real Estate Index Fund must adhere to the limits of Section 12(d)(1) of the 1940 Act.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended January 31, 2018, appearing in the Funds‘ 2018 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates, “NASDAQ OMX”) and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

SAI 051 052018

PART C

VANGUARD SPECIALIZED FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b)	By-Laws, Amended and Restated By-Laws, are filed herewith.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the
Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a)
above.
(d)	Investment Advisory Contracts, for M&G Investment Management Limited, with respect to
Vanguard Precious Metals and Mining Fund, filed with Post-Effective Amendment No. 75 dated May 29, 2012; for Wellington Management Company LLP, with respect to Vanguard
Energy Fund, filed with Post-Effective Amendment No. 71 on July 30, 2010; with respect to
Vanguard Health Care Fund, filed with Post-Effective Amendment No. 84 dated May 28,
2015; and with respect to Vanguard Dividend Growth Fund, filed with Post-Effective
Amendment No. 86 dated May 25, 2016; are hereby incorporated by reference. The Vanguard
Group, Inc., provides investment advisory services to Vanguard REIT Index Fund, Vanguard
Dividend Appreciation Index Fund, and Vanguard Energy Fund at cost pursuant to the Fifth
Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for JPMorgan Chase Bank, Brown Brothers Harriman & Co., and
State Street Bank and Trust Company, are filed herewith.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, is filed herewith, and Form of Authorized Participant Agreement, filed with Post-Effective
Amendment No. 72 dated September 30, 2010, are hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for Wellington Management Company LLP filed with Post-Effective
Amendment No. 88 dated May 25, 2017, is hereby incorporated by reference. For The
Vanguard Group, Inc., and M&G Investment Management Limited, are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

M&G Investment Management Limited (M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of M&G, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a) Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b) The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Karin A.Risi	Director and Chairman and Principal and Chief Executive	None
Officer Designee
Scott A. Conking	Director and Principal	None
Kevin Justice	Director and Principal	None
Christopher D. McIsaac	Director and Principal	None
Thomas M. Rampulla	Director and Principal	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Michael Rollings	Director and Principal	Finance Director
John E. Schadl	Director and Principal and General Counsel	None
Mortimer J. Buckley	President	Chief Executive Officer, President and
Trustee
Brian Dvorak	Assistant Vice President	Chief Compliance Officer
Caroline Cosby	Secretary	None
Beth Morales Singh	Assistant Secretary	None
Aisling Murphy	Chief Compliance Officer	None
John T. Marcante	Chief Information Officer	None
Ellen Rinaldi	Chief Information Security Officer	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Matthew Benchener	Principal	None
John Bendl	Principal	None
Saundra K. Cusumano	Principal	None
James M. Delaplane Jr.	Principal	None
Kathleen A. Graham-Kelly	Principal	None
Andrew Kadjeski	Principal	None
Martha G. King	Principal	None
Phillip Korenman	Principal	None
Mike Lucci	Principal	None
Alba E. Martinez	Principal	None
Brian McCarthy	Principal	None
James M. Norris	Principal	None
David Petty	Principal	None
Frank Satterthwaite	Principal	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548, JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179; and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of May, 2018.

VANGUARD SPECIALIZED FUNDS
BY:______s/ Mortimer J. Buckley*

Mortimer J. Buckley
Chief Executive Officer, President, and
Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman of the Board of	May 24, 2018
Trustees
F. William McNabb III
/s/ Mortimer J. Buckley*	Chief Executive Officer,	May 24, 2018
President, and Trustee
Mortimer J. Buckley
/s/ Emerson U. Fullwood*	Trustee	May 24, 2018
Emerson U. Fullwood
/s/ Amy Gutmann*	Trustee	May 24, 2018
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	May 24, 2018
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	May 24, 2018
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	May 24, 2018
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	May 24, 2018
Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	May 24, 2018
Deanna Mulligan
/s/ André F. Perold*	Trustee	May 24, 2018
André F. Perold
/s/ Sarah Bloom Raskin*	Trustee	May 24, 2018
Sarah Bloom Raskin
/s/ Peter F. Volanakis*	Trustee	May 24, 2018
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	May 24, 2018
Thomas J. Higgins

*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018, see File Number 33-32216, Incorporated by Reference.

INDEX TO EXHIBITS

Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust	Ex-99.A
By-Laws, Amended and Restated By-Laws.	Ex-99.B
Custodian Agreements, JPMorgan Chase Bank	Ex-99.G
Custodian Agreements, Brown Brothers Harriman & Co.	Ex-99.G
Custodian Agreements, State Street Bank and Trust Company.	Ex-99.G
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement	Ex-99.H
Other Opinions, Consent of Independent Registered Public Accounting Firm	Ex-99.J
Rule 18f-3 Plan	Ex-99.N
Codes of Ethics, M&G Investment Management Limited	Ex-99.P
Codes of Ethics, The Vanguard Group, Inc	Ex-99.P